UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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P & F Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P & F INDUSTRIES, INC.
445 Broadhollow Road, Suite 100
Melville, New York 11747

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held May 23, 2012

To the Stockholders of
P&F Industries, Inc.:

The Annual Meeting of Stockholders of P&F Industries, Inc. will be held at the Conference Center at 445 Broadhollow Road, Melville, New York 11747 on Wednesday, May 23, 2012 at 10:00 A.M., for the following purposes:

(1)	To elect three directors to hold office for three years;
(2)	To consider and act upon a proposal to ratify the appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the year 2012;
(3)	To approve the P&F Industries, Inc. 2012 Stock Incentive Plan; and
(4)	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

In accordance with the provisions of the Company’s By-laws (as amended on July 29, 2010), the Board of Directors has fixed the close of business on April 13, 2012 as the date for determining stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement.

You are cordially invited to attend the Annual Meeting. If you do not expect to attend the Annual Meeting in person, please vote, date, sign and return the enclosed proxy as promptly as possible in the enclosed reply envelope.

By order of the Board of Directors JOSEPH A. MOLINO, JR. Secretary
Dated:	April 27, 2012 Melville, New York

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2012:

This Proxy Statement and our Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2011, are available at: https://materials.proxyvote.com/692830.

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P & F INDUSTRIES, INC.
445 Broadhollow Road, Suite 100
Melville, New York 11747

PROXY STATEMENT

This proxy statement is being furnished by the Board of Directors of P&F Industries, Inc. (the “Company”) to holders of the Company’s Class A Common Stock, $1.00 par value (the “Common Stock”), in connection with the solicitation of proxies by the Company’s Board of Directors for use at its 2012 annual meeting of stockholders or any adjournment or postponement thereof (the “Annual Meeting”).

The Company’s principal offices are located at 445 Broadhollow Road, Suite 100, Melville, New York. The Company anticipates mailing this proxy statement to stockholders on or about April 27, 2012.

ABOUT THE ANNUAL MEETING

Date, Time and Place of Meeting

The Annual Meeting will be held on Wednesday, May 23, 2012, at 10:00 a.m. local time at the Conference Center at 445 Broadhollow Road, Melville, New York.

Record Date and Voting Rights

The Board of Directors established the close of business on April 13, 2012 as the record date for determining the holders of the Common Stock entitled to notice of and to vote at the Annual Meeting. On the record date, 3,616,562 shares of Common Stock were outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders are entitled to one vote for each share of Common Stock held as of the record date on all matters.

Only stockholders and persons holding proxies from stockholders may attend the Annual Meeting. If your shares are registered in your name, you must bring a form of identification to the Annual Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, otherwise known as holding in “street name,” you must bring a proxy or letter from that broker, trust, bank or other nominee that confirms you are the beneficial owner of those shares. Cameras and recording devices will not be permitted at the Annual Meeting.

Quorum; Abstentions; Broker Non-Votes

Transaction of business at the Annual Meeting may occur if a quorum is present. If a quorum is not present, it is expected that the Annual Meeting will be adjourned or postponed in order to permit additional time for soliciting and obtaining additional proxies or votes, and, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total votes entitled to be cast constitutes a quorum. If a share of Common Stock is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. Shares of Common Stock represented by a properly executed proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote the shares on a proposal because the nominee does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting. Brokers who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given with respect to the ratification of the appointment of our independent registered public accounting firm. Brokers do not have discretionary authority to vote on the election of our directors, so we encourage you to provide instructions to your broker regarding the voting of your shares.

Solicitation of Proxies

The Company will bear the cost of the solicitation of proxies from its stockholders. In addition to solicitation by mail, the directors, officers and employees of the Company, without additional compensation, may solicit proxies from stockholders by telephone, by letter, by facsimile, in person or otherwise.

Voting Proxies

Whether you hold shares of Common Stock directly as a registered stockholder or beneficially as a beneficial stockholder, you may direct how your shares are voted without attending the Annual Meeting. For directions on how to vote, please refer to the proxy card provided.

All proxies properly submitted and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If no instructions are provided, such proxies will be voted FOR each of the proposals described in this Proxy Statement.

Voting in Person at the Annual Meeting

You may also vote in person at the Annual Meeting. Votes in person will replace any previous votes you have made. The Company will provide a ballot to registered stockholders who request one at the meeting. Shares of Common Stock held in your name as the stockholder of record may be voted on that ballot. Shares of Common Stock held beneficially in street name may be voted on a ballot only if you bring a legal proxy from the broker, trust, bank or other nominee that holds your shares giving you the right to vote the shares. Attendance at the Annual Meeting without voting or revoking a previous proxy in accordance with the voting procedures will not in and of itself revoke a proxy.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please take the time to vote that your shares will be represented at the Annual Meeting.

Revocation of Proxies

If you are a beneficial stockholder, you may revoke your proxy or change your vote by following the separate instructions provided by your broker, trust, bank or other nominee. If you are a registered stockholder, you may revoke your proxy at any time before it is exercised at the Annual Meeting by (i) delivering written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) submitting a later-dated proxy relating to the same shares prior to the vote at the Annual Meeting, or (iii) attending the Annual Meeting and properly giving notice of revocation to the inspector of elections or voting in person.

Other Business

The Board of Directors is not aware of any matters to be properly presented for action at the Annual Meeting other than the proposals relating to election of its three nominees as directors for three year terms, the ratification of the appointment of the Company’s independent registered public accountant for 2012, and the approval of the P&F Industries, Inc. 2012 Stock Incentive Plan, and does not intend to bring any other matters before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will vote them in their discretion.

OWNERSHIP OF EQUITY SECURITIES

The following table sets forth the beneficial ownership of Common Stock as of the record date, including shares as to which a right to acquire ownership within 60 days of the record date exists (for example, through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Exchange Act, by (i) each director and nominee for director, (ii) the executive officers listed in the Summary Compensation Table (Richard A. Horowitz and Joseph A. Molino, Jr.), (iii) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, and (iv) all directors and executive officers as a group. Except as indicated in the applicable footnotes, each beneficial owner listed has sole voting power and sole investment power over the shares of Common Stock indicated. Except as indicated in the applicable footnotes, the address of each beneficial owner is in the care of the Company, 445 Broadhollow Road, Suite 100, Melville, New York 11747.

Beneficial Owner	Amount and Nature Beneficial Ownership		Percent of Class
Howard Brod Brownstein	11,900		*
Robert L. Dubofsky	22,500	(1)	*
Jeffrey D. Franklin	2,500	(2)	*
Alan I. Goldberg	800	(3)	*
Richard A. Horowitz	1,319,965	(4)	33.96%
Dennis Kalick	2,500	(5)	*
Joseph A. Molino, Jr.	105,500	(6)	2.83%
Richard P. Randall	-0-		*
Kenneth M. Scheriff	3,600	(2)	*
Mitchell A. Solomon	2,500	(2)	*
Marc A. Utay	72,500	(3)	2.00%
FMR LLC	361,038	(7)	9.98%
Grace Horowitz	242,731	(8)	6.71%
Lawndale Capital Management, LLC	359,710	(9)	9.95%
Timothy John Stabosz	292,508	(10)	8.09%
All directors and executive officers as a group (10 persons)	1,544,265	(11)	38.59%

*	Less than 1%.
(1)	Includes 5,000 shares owned by Mr. Dubofsky’s child and 500 shares issuable upon the exercise of stock options.
(2)	Includes 2,500 shares issuable upon the exercise of stock options.
(3)	Includes 500 shares issuable upon the exercise of stock options.
(4)	Includes 660,200 shares owned by Article FOURTH Trust u/w/o Linda Horowitz, pursuant to which Mr. Horowitz is a co-trustee and includes 270,524 shares issuable upon the exercise of stock options. Excludes 10,000 shares owned by The Linda and Richard Horowitz Foundation.
(5)	Includes 500 shares issuable upon the exercise of stock options. Excludes 660,200 shares owned by Article FOURTH Trust u/w/o Linda Horowitz, pursuant to which Mr. Kalick is a co-trustee. Mr, Kalick disclaims beneficial ownership of such 660,200 shares.
(6)	Includes 105,000 shares issuable upon the exercise of stock options.
(7)	Information obtained from a Schedule 13G/A, dated February 12, 2010, filed with the Securities and Exchange Commission (the “SEC”) by FMR LLC. FMR LLC is the parent holding company of Fidelity Management & Research Company, a registered investment adviser to Fidelity Low Priced Stock Fund (the “Fund”), the beneficial owner of such 361,038 shares. Edward C. Johnson 3d and members of his family are a controlling group of FMR LLC. According to such Schedule 13G/A, FMR LLC and Edward C. Johnson 3d each has the sole power to dispose or to direct the disposition of all shares held and neither FMR LLC nor Edward C. Johnson 3d has the power to vote or direct the vote of the shares held, which power resides with the Fund’s board of trustees. The address of FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

(8)	Information obtained from a Schedule 13G, dated July 20, 2011, filed with the SEC by Grace Horowitz. According to such Schedule 13G: Mrs. Horowitz has sole voting and dispositive power over 227,991 shares, of which she owns 85,248 shares directly; 142,343 are held by a family trust, for which Mrs. Horowitz is the Trustee and sole beneficiary; and 400 shares are held by a private charitable foundation of which she is the sole director. Mrs. Horowitz has shared voting and dispositive power over 14,740 shares with respect to shares held by a family trust for the benefit of her daughter, for which both Mrs. Horowitz and the daughter are trustees. The address of Grace Horowitz is c/o Moomjian, Waite & Coleman, LLP, 100 Jericho Quadrangle, Suite 225, Jericho, New York 11753.
(9)	Information obtained from a Schedule 13D/A, dated May 24, 2011, filed with the SEC by Lawndale Capital Management, LLC, Andrew E. Shapiro and Diamond A Partners, L.P. According to such Schedule 13D/A, each of Lawndale Capital Management, LLC and Andrew E. Shapiro share voting and dispositive power with respect to 359,710 shares, and Diamond A. Partners, L.P. shares voting and dispositive power with respect to 301,010 of such shares. The address of each of the foregoing is 591 Redwood Highway, Suite 2345, Mill Valley, California 94941.
(10)	Information obtained from a Schedule 13D/A, dated December 28, 2011, filed with the SEC by Timothy John Stabosz. According to such Schedule 13D/A, Mr. Stabosz has sole voting and dispositive power over all 292,508 shares held. The address of Mr. Stabosz is 1307 Monroe Street, LaPorte, Indiana 46350.
(11)	Includes 385,024 shares issuable upon the exercise of stock options.

PROPOSAL 1

ELECTION OF DIRECTORS

As permitted by Delaware law, the Board of Directors is divided into three classes, the classes being divided as equally as possible and each class having a term of three years. Each year the term of office of one class expires. A director elected to fill a vacancy, including a vacancy resulting from an increase in the number of directors constituting the Board of Directors, serves for the remaining term of the class in which the vacancy exists. The Board of Directors presently consists of nine members, with each class consisting of three directors.

The Board of Directors proposes that Messrs. Brownstein and Franklin, whose terms of office expire at the Annual Meeting in 2012, and Mr. Randall, who has been nominated by the Board of Directors to fill the seat currently occupied by Mr. Kalick (who has decided not to stand for re-election at the Annual Meeting), be elected as directors to serve for terms to expire at the 2015 Annual Meeting of Stockholders,. Unless otherwise indicated, the enclosed proxy will be voted for the election of all of such nominees. Should any of these nominees become unable to serve for any reason or, for good cause will not serve, which is not anticipated, the Board of Directors may, unless the Board of Directors by resolution provides for a lesser number of directors, designate substitute nominees, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee or nominees.

Required Vote

Directors will be elected by the plurality vote of the holders of the Common Stock entitled to vote at the Annual Meeting and present in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
FOR EACH OF THE FOREGOING NOMINEES.

Information as to Directors and Nominees for Directors

Certain information regarding each of our nominees, including his experience, qualifications, attributes and skills that led the Board of Directors to conclude that the individual should serve on the Board of Directors and his principal occupation and directorships during the past five years, is set forth below. Also set forth below is the name and age of each nominee for director and each director currently in office and whose term continues, his principal occupation, the year each became a director of the Company and a description of his principal occupation for the past five years and certain other qualifications. Dennis Kalick, a current member of the Board of Directors, is not standing for re-election at the Annual Meeting and will cease his services on the Board of Directors as of the date of the Annual Meeting. The information set forth below is as of the record date.

Name	Age	Served as Director Continuously Since
Nominees to Continue in Office Until the 2015 Annual Meeting of Stockholders:
Howard Brod Brownstein	61	2010
Jeffrey D. Franklin	58	2004
Richard P. Randall	74	*
Directors to Serve in Office Until the 2014 Annual Meeting of Stockholders:
Kenneth M. Scheriff	62	2005
Mitchell A. Solomon	52	2004
Marc A. Utay	52	1992
Directors to Serve in Office Until the 2013 Annual Meeting of Stockholders:
Robert L. Dubofsky	72	1990
Richard A. Horowitz	62	1975
Alan I. Goldberg	62	1998

*	Director nominee — does not currently serve on the Company’s Board of Directors

Richard A. Horowitz has been Chairman of the Board of Directors and Chief Executive Officer of the Company since November 1995 and has been President of the Company since 1986. Mr. Horowitz brings valuable insight and knowledge about the Company to the Board of Directors due to his experience as an executive officer of the Company, his perspective as a long standing significant Company stockholder, and his many years of working in the businesses in which the Company operates.

Howard Brod Brownstein has been the President of The Brownstein Corporation, a turnaround and crisis management consulting, advisory and investment banking firm, since 2010. From 1999 through 2009, Mr. Brownstein was a Founding Principal of NachmanHaysBrownstein, Inc., a management consulting firm. From 2003 through 2006, he served on the boards of directors and audit committees of Special Metals Corporation, a privately held nickel alloy producer (where he also chaired the audit committee) and Magnatrax Corporation, a privately held manufacturer of metal buildings. In 2010, he served on the board of Betsey Johnson, a privately held apparel designer and retailer. Mr. Brownstein brings to the Board of Directors a broad financial and management consulting background, including extensive experience in financing, restructuring and strategic planning matters.

Robert L. Dubofsky has been Managing Director of BWD Group LLC (formerly Blumencranz, Klepper, Wilkins & Dubofsky, Ltd.), an insurance brokerage group, since May 1992. Mr. Dubofsky brings to the Board of Directors significant experience, expertise and knowledge of the insurance industry relating to the Company’s operating businesses as well as with respect to transactional matters.

Jeffrey D. Franklin has been an Executive Vice President and the Chief Financial Officer of Executive Charge Inc., a company providing billing and administrative services for affiliated corporations in the transportation, package delivery, radio communications and real estate management industries, for more than the past five years. Mr. Franklin is a Certified Public Accountant licensed in the State of New York. Mr. Franklin provides to the Board of Directors significant financial, accounting and managerial experience.

Alan I. Goldberg has been President of Larkspur America, Inc., a real estate investment company, since 1997. From 1977 until 1997, Mr. Goldberg was President of About Sportswear, Inc., an apparel manufacturer. Mr. Goldberg brings to the Board of Directors strong operational and strategic background and valuable business, leadership and management experience, including extensive experience in manufacturing, importing, distribution and sale of consumer goods.

Richard P. Randall served as Chief Operating Officer and Chief Financial Officer of Direct Holdings Worldwide, LLC, the parent company of Lillian Vernon Corp. and Time-Life, from 2002 until 2005. Prior to that, Mr. Randall was the Chief Financial Officer of Coach, Inc. from 2000 to 2001 and the Chief Financial Officer of Lillian Vernon Corp. from 1998 to 2000. Mr. Randall holds a degree in accounting and is a Certified Public Accountant, and has more than 40 years of experience in various accounting and finance positions. Mr. Randall has served as a member of the Board of Directors of Aceto Corp. since May 2009 and currently serves as chair of its Audit & Risk Committee and as a member of the Nominating & Governance Committee. Mr. Randall has also served as a member of the Board of Directors of Steven Madden, Ltd. since 2006 where he is the Chairman of the Audit Committee. Mr. Randall is also the Chairman of the Audit Committee of the Board of Directors for The Burke Rehabilitation Hospital in White Plains, NY where he has served since 2005. Mr. Randall also served as a director and chair of the Audit Committee for two unrelated Chinese companies publicly traded in the U.S., Universal Travel Group and Home Systems Group, from 2007 until 2008. If elected, that Mr. Randall will bring to the Board of Directors extensive knowledge of accounting and finance, the retail industry (including overseas importing) and the issues impacting a publicly traded company.

Kenneth M. Scheriff has been the Executive Vice President of New York Commercial Bank, the commercial banking subsidiary of New York Community Bancorp, Inc., a financial institution listed on the New York Stock Exchange, since January 2008. From 2005 through December 2007, Mr. Scheriff was Executive Vice President of the Commercial Loan Group of State Bank of Long Island, a commercial bank listed on the Nasdaq Stock Market, and was employed in an executive capacity with such bank since 1995. Mr. Scheriff brings to the Board of Directors executive level experience and extensive knowledge of the banking industry and credit markets.

Mitchell A. Solomon has been President of EBY Electro, Inc., a manufacturer of electric and electronic connectors and power supplies, for more than the past five years. Mr. Solomon brings strong operational and strategic background and valuable business, leadership and management experience to the Board of Directors, including extensive experience in foreign manufacturing, and importing of industrial goods.

Marc A. Utay has been a Managing Partner of Clarion Capital Partners, LLC, a private equity firm, since October 1999. From May 1993 until October 1999, Mr. Utay was a Managing Director of Wasserstein Perella Co., Inc., an investment banking firm. Mr. Utay serves as a director of IMAX Corporation. Mr. Utay brings to the Board of Directors a broad financial and capital markets background, including extensive experience in many types of investment banking and mergers and acquisitions matters. Mr. Utay has served as the Company’s Lead Independent Director since July 2010.

CORPORATE GOVERNANCE

The Company operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards.

Director Independence

The standards relied upon by the Board of Directors in affirmatively determining whether a director is “independent,” in compliance with NASDAQ rules, are comprised, in part, of those objective standards set forth in the NASDAQ rules. In addition to these objective standards and in compliance with NASDAQ rules, no director will be considered independent who has a relationship which, in the opinion of the company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors exercises appropriate discretion in identifying and evaluating any such relationship. The Board of Directors, in applying the above-referenced standards and after considering all of the relevant facts and circumstances, has affirmatively determined that the Company’s current “independent” directors are: Howard Brod Brownstein, Robert L. Dubofsky, Jeffrey D. Franklin, Alan I. Goldberg, Kenneth M. Scheriff, Mitchell A. Solomon and Marc A. Utay, representing a majority of the members of the Company’s Board of Directors. Additionally, the Board of Directors determined that Richard P. Randall would also be an “independent” director, if elected.

The Company’s independent directors hold annually at least two formal meetings independent from management. In 2011, the Company’s independent directors held seven such meetings. The Lead Independent Director, or in his absence, another independent director chosen by the independent directors, presides at such non-management sessions of the Board of Directors. The role of the Lead Independent Director is discussed in greater detail under “Board Leadership Structure” below.

Meetings and Committees of the Board of Directors

During 2011, the Board of Directors held twelve meetings. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and all committees on which he served, except for Mr. Goldberg.

During 2011, the Board of Directors had an Audit Committee, a Compensation Committee, a Nominating Committee, and a Stock Option Committee. In May 2011, the Nominating Committee’s role was expanded to include matters relating to corporate governance principles and policies. Further, in December 2011, the Board of Directors appointed a standing Strategic Planning and Risk Assessment Committee. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.

Audit Committee

During 2011 and as of the record date, the members of the Audit Committee were Messrs. Franklin (Chairman), Brownstein and Solomon. During 2011, the Audit Committee held six meetings.

•	Each member of the Audit Committee has been determined by the Board of Directors to meet the standards for independence required of audit committee members by the NASDAQ listing standards and applicable SEC rules. For more information on the NASDAQ standards for independence, see “Corporate Governance — Director Independence” above.
•	The Board of Directors has further determined that all members of the Audit Committee are able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.
•	The Board of Directors has determined that Jeffrey D. Franklin is an audit committee financial expert within the meaning of applicable SEC rules.
•	The Audit Committee appoints the Company’s independent registered public accounting firm, reviews the overall scope and the results of the Company’s annual audit and reviews the Company’s overall internal controls.

•	The Company’s independent registered public accounting firm reports directly to the Audit Committee.
•	The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the Company’s independent registered public accountants, at least quarterly, prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting, and to discuss the scope and results of the annual audit, quarterly reviews and issues of accounting policy and internal controls.
•	The Audit Committee has adopted procedures for the receipt, retention and treatment of complaints by Company employees regarding the Company’s accounting, internal accounting controls or auditing matters.
•	The Audit Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company’s Web site at www.pfina.com.

Compensation Committee

During 2011 and as of the record date, the members of the Compensation Committee were Messrs. Scheriff (Chairman) and Franklin. During 2011, the Compensation Committee held seven meetings.

•	All members of the Compensation Committee have been determined to meet the NASDAQ standards for independence. See “Director Independence” above. Further, each member of the Compensation Committee is a “Non-Employee Director” as defined in Rule 16b-3 under the Exchange Act.
•	The Compensation Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company’s Web site at www.pfina.com.
•	The Compensation Committee reviews, recommends and approves changes to our compensation policies and benefits programs, administers our executive compensation program and otherwise seeks to ensure that our compensation philosophy is consistent with our Company’s best interests and is properly implemented. The members of the Compensation Committee also serve as the members of the Company’s Stock Option Committee of the Board of Directors, which serves as the administrator for our 2002 Stock Incentive Plan. All option grants are approved by the Stock Option Committee. If Proposal 3 is approved by the Company’s stockholders at the Annual Meeting, the Compensation Committee will serve as the administrator for the Company’ 2012 Stock Incentive Plan.
•	The Compensation Committee makes all final decisions with respect to the compensation received by the named executive officers. It engages in arm’s length negotiation and discussions with the named executive officers with respect to each of their compensation packages, but deliberates outside their presence when making decisions on such matters. Richard A. Horowitz, our Chairman, President and CEO, annually reviews the performance of our other executive officer. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee. The Compensation Committee exercises its full discretion in evaluating such recommendations. The Compensation Committee has the authority to retain its own compensation consultant and to obtain advice and assistance from internal or external legal, accounting or other advisors. In 2011, the Compensation Committee engaged Steven Hall & Partners, LLC, an independent third-party compensation consultant, to assist it with determining the compensation of the Company’s executive officers, including the terms of a new employment agreement with Mr. Horowitz and to review and assess the Company’s annual incentive plans for its executives. The Compensation Committee also engaged separate legal counsel during 2011 with regard to certain compensation-related legal matters.

Nominating Committee

From January 1, 2011 through November 6, 2011, the members of the Nominating Committee were Messrs. Utay (Chairman) and Dubofsky. Beginning on November 7, 2011, and as of the record date, Mr. Brownstein was an additional member of the Nominating Committee. As of May 25, 2011, the Board of Directors expanded the role of this committee to include matters relating to corporate governance principals and practices. During 2011, the Nominating Committee held three meetings.

•	All members of the Nominating Committee have been determined to meet the NASDAQ standards for independence. See “Director Independence” above.
•	The Nominating Committee recommends to the Board of Directors as director nominees individuals of established personal and professional integrity, ability and judgment, who are chosen with the primary goal of ensuring that the entire Board of Directors collectively serves the interests of the Company’s stockholders. Due consideration is given to assessing the qualifications of potential nominees and any potential conflicts with the Company’s interests. The Nominating Committee also assesses the contributions of the Company’s incumbent directors in connection with their potential re-nomination. In identifying and recommending director nominees, the Committee members take into account such factors as they determine appropriate, including recommendations made by the Board of Directors and stockholders. Once the Nominating Committee has identified prospective nominees, background information is elicited about the candidates, following which they are interviewed and evaluated by the Committee, which then reports to the Board of Directors.
•	The Nominating Committee does not have a formal policy relating specifically to the consideration of diversity in making recommendations of qualified nominees for election to the Board of Directors.
•	The Nominating Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company’s Web site at www.pfina.com.

In addition to Messrs. Brownstein and Franklin, each of whom are current directors standing for re-election, the Nominating Committee recommended to the Board of Directors for nomination, and the Board of Directors nominated, a non-incumbent director-nominee, Richard P. Randall. Mr. Randall was introduced to the Nominating Committee as a potential candidate by the Company’s primary outside legal counsel.

The Board of Directors adopted a policy setting forth that the Nominating Committee will consider individuals suggested by stockholders for nomination as candidates for election to the Board of Directors at annual meetings of stockholders. Such suggested nominees will be considered in the context of the Nominating Committee’s determination regarding all issues relating to the composition of the Board of Directors, including the size of the Board of Directors, any criteria the Nominating Committee may develop for prospective Board of Directors candidates and the qualifications of candidates relative to any such criteria. Any stockholder who wishes to submit an individual for nomination as a Board of Directors candidate by the Nominating Committee should be directed in writing to the Chair of the Nominating Committee, c/o the Secretary of the Company, P&F Industries, Inc., 445 Broadhollow Road, Suite 100, Melville, New York 11747. Such submission should include the name of the individual submitted for nomination, information as to such individual’s background and experience and a representation from such individual that he or she is willing to be nominated by the Nominating Committee and, if elected, to serve, and the information regarding such individual that would be required by the rules and regulations of the SEC to be included in the Company’s proxy statement issued in connection with its annual meeting. Stockholders are also permitted to submit nominees for election directly to stockholders subject to compliance with the advance notice requirements of the Company’s By-laws, summarized below under “Stockholder Nominations for Board of Directors Membership and Other Proposals for 2013 Annual Meeting”.

Stock Option Committee

During 2011 and as of the record date, the members of the Stock Option Committee were the same as the members of the Compensation Committee. The Stock Option Committee administers the Company’s 2002 Stock Incentive Plan. During 2011, the Stock Option Committee met once, acting jointly with the Compensation Committee.

Strategic Planning and Risk Assessment Committee

On December 6, 2011, the Strategic Planning and Risk Assessment Committee became a standing committee of the Board of Directors. Prior to such date in 2011, there was a strategic planning committee of the Board of Directors comprised of Messrs. Brownstein and Solomon that had operated as a special committee in connection with the development of the Company’s strategic plans. As of December 6, 2011, and as of the record date, the members of the Strategic Planning and Risk Assessment Committee were Messrs. Brownstein and Solomon. The Strategic Planning and Risk Assessment Committee was given the power by the Board of Directors to review, on behalf of the Company, management’s long-term strategy for the Company, which include material business strategy, financial and capital matters in the pursuit of continuing the long-term success of the Company and risk appetite/tolerance relating thereto, and make recommendations to the Board of Directors with respect to the foregoing.

Code of Business Conduct and Ethics

•	The Company has adopted a Code of Business Conduct and Ethics, which is designed to help officers, directors and employees resolve ethical issues in an increasingly complex business environment. The Code of Business Conduct and Ethics is applicable to all of the Company’s officers, directors and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions. The Code of Business Conduct and Ethics covers topics, including, but not limited to, conflicts of interest, confidentiality of information and compliance with laws and regulations.
•	Waivers from the Code of Business Conduct and Ethics are discouraged. Any waivers from the Code of Business Conduct and Ethics that relate to the Company’s directors and executive officers must be approved by the Board of Directors, and will be posted on the Company’s Web site at www.pfina.com.
•	The Code of Business Conduct and Ethics can be obtained free of charge from the Company’s Web site at www.pfina.com.

Board Leadership Structure

The Company’s Chief Executive Officer also serves as its Chairman of the Board. The Board of Directors believes that a combined CEO/Chairman of the Board arrangement and having a Lead Independent Director (as further discussed below) is currently the best structure for the Company’s Board of Directors as its Chief Executive Officer is most familiar with the Company’s business and industry, and most capable of effectively identifying the Company’s priorities and leading the execution of its strategy. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings company-specific experience and expertise. Combining the role of Chairman and Chief Executive Officer facilitates information flow between management and the Board of Directors.

Because the Board of Directors also believes that strong, independent Board leadership is a critical aspect of effective corporate governance, the Board of Directors has established the position of Lead Independent Director. Our Lead Independent Director is an independent director elected annually by the independent directors. Mr. Utay currently serves as our Lead Independent Director, a position that he held since July 2010. Our Lead Independent Director’s responsibilities and authority include, among other things, advising on Board meeting schedules and agendas, calling meetings of the independent directors, chairing the executive sessions of the independent directors and chairing the meetings of the Board of Directors if the Chairman of the Board is not present. Copies of the charter of the Lead Independent Director can be obtained free of charge from the Company’s Web site at www.pfina.com.

Board Role in Risk Oversight

While risk management is primarily the responsibility of the Company’s management team, the Board of Directors is responsible for overall supervision of the company’s risk management efforts as they relate to the key business risks facing the organization. Management identifies, assesses, and manages the risks most critical to the Company’s operations and routinely advises the Board of Directors on those matters. Those areas of material risk can include operational, financial, legal and regulatory, human capital, informational technology, and strategic and reputational risks. In addition, the Board of Directors regularly reviews with management, at Board of Director meetings, any risk management issues that any director wishes to discuss. Further, in December 2011, the Board of Directors appointed a Strategic Planning and Risk Assessment Committee as a standing committee, as set forth above.

Directors’ Attendance at Annual Meetings of Stockholders

It is the policy of Company’s Board of Directors to expect that all directors attend annual meetings of stockholders except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance by the director with the Chairman of the Board. All of the Company’s nine members of the Board of Directors attended the Company’s 2011 Annual Meeting of Stockholders.

Communication with the Board of Directors

Any stockholder or interested party who wishes to communicate with the Board of Directors, or specific individual directors, or the non-management directors as a group, may do so by directing a written request addressed to such directors or director, care of the Lead Independent Director, P&F Industries, Inc., 445 Broadhollow Road, Suite 100, Melville, New York 11747. Communication(s) directed to members of the Board of Directors who are not non-management directors will be relayed to the intended Board member(s) except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures

The Company’s Code of Ethics provides that the Company’s compliance officer (currently the Company’s General Counsel) must be fully informed of any proposed transaction between the Company, on the one hand, and any employee, officer or director, on the other, and must communicate the Company’s approval of any such transaction before the agreement or transaction can be commenced. Further, pursuant to Nasdaq Rule 5630(a), the Company’s Audit Committee (or another committee made up of independent directors) must review and have oversight over all transactions with related parties required to be disclosed under Securities and Exchange Commission (“SEC”) Regulation S-K, Item 404. “Related parties” include the Company’s directors, executive officers, and shareholders known by the Company to be the beneficial owner of more than five percent of the Company’s Common Stock, and their respective immediate families. The Company does not have formal written procedures to implement this policy, and instead the Audit Committee (or another committee made up of independent directors) reviews and approves related party transactions on a case by case basis. Other than the relationships set forth below, there have been no related party transactions entered into, or proposed, in 2011.

Related Party Transactions

On April 23, 2010, the Company entered into an amendment and waiver (the “Previous Credit Agreement Amendment”) to the credit agreement relating to the Company’s primary credit facility that was in effect at such time. The Previous Credit Agreement Amendment was conditioned on, among other things, Mr. Horowitz lending $250,000 to the Company on a secured subordinated basis, as evidenced by a secured subordinated promissory note, dated as of April 23, 2010 (the “Original Horowitz Promissory Note”). The Original Horowitz Promissory Note would bear interest at the rate of 8% per year (with a default interest rate of an additional 2%), with all interest and principal due and payable on January 2, 2011. Subsequently, in connection with the Company entering into a credit agreement relating to a new primary credit facility, the Original Horowitz Promissory Note was amended and restated (the “Current Horowitz Promissory Note”) as of October 25, 2010. Pursuant to the Current Horowitz Promissory Note, interest remains at the rate of 8% per year with a similar default provision as the Original Horowitz Promissory Note. Subject to the subordination agreement described below, principal under the Current Horowitz Promissory Note is due on October 25, 2013 and interest is payable quarterly. Under the Current Horowitz Promissory Note and a related subordination and intercreditor agreement with the Company’s current primary lender, all priority of claims and all rights of payment are at all times subordinate to those of the senior lenders under the Company’s current credit facility (the “Senior Lenders”).

As a condition of advancing funds to the Company pursuant to the Original Horowitz Promissory Note (the “Loan”), the Company and Mr. Horowitz entered into an indemnification agreement (the “Indemnification Agreement”) dated as of April 23, 2010. Pursuant to the Indemnification Agreement, the Registrant agreed to indemnify Mr. Horowitz if any claim, litigation, demand, suit, action or proceeding is made or commenced by any person or entity against the Mr. Horowitz arising from or relating to the Loan. Such indemnification obligations are currently limited by, among other things, Mr. Horowitz’s subordination agreement with the Senior Lenders.

The foregoing 2010 loan-related agreements between Mr. Horowitz and the Company were negotiated and approved on behalf of the Company by a special committee of the Board of Directors comprised of independent directors, Messrs. Franklin, Scheriff and Utay.

As a condition of the Company’s prior lenders entering into the Previous Credit Agreement Amendment, the Company and Mr. Horowitz agreed that a portion of Mr. Horowitz’ salary would be deferred, and Mr. Horowitz and the Company entered into a CEO Deferred Compensation Plan effective April 26, 2010 pursuant to which $132,187 of Mr. Horowitz’s 2010 salary was deferred. In accordance with the terms of such plan, the Company re-paid Mr. Horowitz such amount in January 2012.

BWD Group LLC (“BWD”), an insurance brokerage group of which Robert L. Dubofsky, one of the Company’s directors, is Managing Director and a principal, provides certain insurance brokerage services to the Company. Total insurance premiums and fees paid through BWD in 2011 were approximately $205,000. It is presently anticipated that such firm will continue to provide such services and will receive payments for its services at rates and in amounts not greater than would be paid to unrelated insurance brokerage performing similar services.

DIRECTOR COMPENSATION

The following table shows the compensation of the Company’s non-employee directors for services in all capacities to the Company in 2011. Information with respect to the compensation of Richard A. Horowitz, the Company’s Chairman, President and Chief Executive Officer and a director, is set forth in the “Summary Compensation Table” below.

Name of Director	Total Director Compensation ($)(1)
Howard Brod Brownstein	31,250
Robert L. Dubofsky(2)	11,250
Jeffrey D. Franklin	33,750
Alan I. Goldberg	10,000
Dennis Kalick	11,250
Kenneth M. Scheriff	20,000
Mitchell A. Solomon	32,500
Marc A. Utay	12,500

(1)	Relates exclusively to the following “fees earned or paid in cash”: annual retainer fees and fees paid for meetings attended.
(2)	Amounts disclosed do not include insurance premiums and fees of approximately $205,000 paid by the Company in 2011 to certain of its insurance carriers through BWD Group, LLC, an insurance broker group of which Mr. Dubofsky is Managing Director and a principal. See “Certain Relationships and Related Transactions” in this Proxy Statement.

During 2011, each director who was not an employee of the Company or any of its subsidiaries received an annual Board of Director retainer fee of $7,500 plus $1,250 for each of the four meetings of the Board of Directors held at the Company’s offices attended (whether in person or by telephone). No additional fees were paid for the additional telephonic meetings held throughout 2011. Each member of the Audit Committee also received an additional $10,000 as an annual retainer fee and $1,250 for each of the four meetings of the Audit Committee held at the Company’s offices attended. No Audit Committee meeting fees were paid for any other audit committee meetings, including telephonic meetings or those held in conjunction with a Board of Directors meeting. Each member of the Compensation Committee received an additional $7,500 as an annual retainer fee. Each member of the Strategic Planning Committee received an additional fee of $5,000. Upon initial election to the Board of Directors, each director who is not an employee of the Company receives an option to purchase 2,000 shares of Common Stock.The Company may consider raising the fees paid to the Company’s non-management directors and/or granting additional options or other forms of equity-based compensation to such directors. Directors who are also officers of the Company are not compensated for their duties as directors.

There were no stock awards or option awards granted to any directors in 2011.

EXECUTIVE OFFICERS OF THE REGISTRANT

Set forth below is the name and age of each executive officer of the Company. The information set forth below is as of the record date.

Name	Age	Title
Richard A. Horowitz	62	Chairman of the Board, President, Chief Executive Officer and Assistant Treasurer
Joseph A. Molino, Jr.	48	Vice President, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer

Each of the foregoing Executive Officers was elected by the Board of Directors to serve until his successor is chosen and qualified.

Mr. Horowitz serves as an executive officer of the Company under the terms of an employment agreement expiring in December 2014. (See “Employment Agreement with Executive Officer” below.)

Mr. Molino has been Vice President and Chief Financial Officer of the Company since December 1997, and has served as Chief Operating Officer of the Company since May 2005. From July 1990 until November 1997, Mr. Molino was chief financial officer of several small private manufacturing and service companies.

EXECUTIVE COMPENSATION

The following table sets forth all compensation for 2011 and 2010 awarded to or earned by the Company’s Principal Executive Officer and Principal Financial Officer. We refer to these individuals collectively in this Proxy Statement as “named executive officers”.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Plan Compensation ($)(4)	All other Compensation ($)(5)(6)	Total ($)
Richard A. Horowitz Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	2011	975,000	4,600	-0-	-0-	329,059	119,803	1,428,462
	2010	926,250	50,000	-0-	-0-	-0-	118,646	1,094,896
Joseph A. Molino, Jr. Vice President, Chief Operating Officer and Chief Financial Officer (Principal Financial Officer)	2011	350,000	4,600	-0-	42,051	83,131	33,999	513,781
	2010	332,500	15,000	-0-	29,399	-0-	40,633	417,532

(1)	The 2010 amount for Mr. Horowitz includes $132,187 which was earned for work performed in 2010, but the payment of such amount was deferred in 2010 pursuant to a CEO Deferred Compensation Plan. In accordance with the terms of such plan, such amount was paid to Mr. Horowitz in January 2012.
(2)	The amounts shown for 2011 represent an amount paid in cash outside of the Company’s Executive 162(m) Bonus Plan in lieu of a 2011 contribution to the P&F Industries, Inc. Retirement Savings Plan. The amounts shown for 2010 were cash bonuses granted to the named executive officers outside of the Company’s Executive 162(m) Bonus Plan.
(3)	The amount shown for Mr. Molino for each of 2011 and 2010 reflect the aggregate grant date fair value of stock option granted to Mr. Molino computed in accordance with FASB ASC Topic 718, and is not necessarily indicative of the compensation actually received by such named executive officer. The fair value of such option grant is estimated based on the fair market value on each respective date of grant. The assumptions used to calculate the fair value of our options are set forth in Note 10 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for each of 2011 and 2010, as filed with the SEC.
(4)	The 2011 amounts for each of Messrs. Horowitz and Molino represent awards granted to such executive officers under the Company’s Executive 162(m) Bonus Plan with respect to the fiscal year ended December 31, 2011. There were no such awards granted to such executive officers with respect to the fiscal year ended December 31, 2010.
(5)	The amounts in the column reflect the following: (a) $45,064 to Mr. Horowitz in each of 2011 and 2010 to cover premiums on a life insurance policy; (b) health insurance premium payments on behalf of Mr. Horowitz in 2011 and 2010 in the amounts of $22,179 and $22,792, respectively, and on behalf of Mr. Molino in 2011 and 2010 in the amounts of $23,383 and $21,626, respectively, and (c) legal and consulting fees on behalf of Mr. Horowitz in 2011 of $39,421 relating to his employment agreement and matters relating to his Common Stock ownership, and legal fees on behalf of Mr. Horowitz in 2010 of $15,000 relating to the preparation of loan documentation with respect to loans that Mr. Horowitz advanced to the Company in such year.
(6)	Also includes additional perquisites for Mr. Horowitz of $13,139 and $35,790 for 2011 and 2010, respectively, relating to the use of a Company-leased automobile, and additional perquisites for Mr. Molino of $10,616 and $19,007 for 2011 and 2010, respectively, relating to the use of a Company-leased automobile. Amounts disclosed in 2011 only include such portion of automobile-related expenses that are attributable to personal use by such executive officers.

Grants of Plan-Based Awards

On December 14, 2010, the Company granted Joseph A. Molino, Jr. an option to purchase 15,000 shares of Common Stock pursuant to the Company’s 2002 Stock Incentive Plan at an exercise price of $3.05, the fair market value on the day of grant. On May 16, 2011, the Company granted Mr. Molino an option to purchase an additional 15,000 shares of Common Stock pursuant to the Company’s 2002 Stock Incentive Plan at an exercise price of $4.56, the fair market value on the day of grant. Each such options vests as to one-third on each of the respective first, second and third anniversaries of the date of grant.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2011

The following table set forth information regarding exercisable and unexercisable stock options held by each of the named executive officers on December 31, 2011. There were no other options or unvested shares, units or other rights owned by the named executive officers as of December 31, 2011.

	Option Awards
Name	Number of Securities Underlying Unexercized Options (#) Exercisable	Number of Securities Underlying Unexercized Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Richard A. Horowitz Chairman of the Board, President and Chief (Principal Executive Officer)	83,336			6.00	7/12/2012
	75,188			8.06	7/9/2014
	25,000			11.20	6/18/2017
	87,000			4.16	6/23/2018
		29,000	(1)	4.16	6/23/2018
		29,000	(2)	4.16	6/23/2018
Joseph A. Molino, Jr. Vice President, Chief Operating Officer and Chief Financial Officer (Principal Financial Officer)	20,000			6.00	7/12/2012
	10,000			8.06	7/9/2014
	20,000			16.68	6/30/2015
	20,000			11.20	6/18/2017
	25,000			4.16	6/23/2018
	5,000			3.05	12/13/2020
		5,000	(3)	3.05	12/13/2020
		5,000	(4)	3.05	12/13/2020
		5,000	(5)	4.56	5/15/2021
		5,000	(6)	4.56	5/15/2021
		5,000	(7)	4.56	5/15/2021

(1)	Option becomes exercisable on June 24, 2012
(2)	Option becomes exercisable on June 24, 2013
(3)	Option becomes exercisable on December 14, 2012
(4)	Option becomes exercisable on December 14, 2013
(5)	Option becomes exercisable on May 16, 2012
(6)	Option becomes exercisable on May 16, 2013
(7)	Option becomes exercisable on May 16, 2014

Option Exercises

During 2011, neither executive officer exercised any options to purchase shares of the Company’s Common Stock.

Pension Benefits and Nonqualified Deferred Compensation

The named executive officers are covered by a Company-sponsored defined contribution retirement plan, which covers all eligible employees of the Company. The Company did not contribute to such defined contribution retirement plan in 2011 or 2010. The named executive officers have no other reportable pension benefits provided by the Company and no nonqualified deferred compensation in 2011 or 2010, other than $132,187 earned by Mr. Horowitz in 2010, which has been deferred pursuant to the Company’s CEO Deferred Compensation Plan, and repaid to Mr. Horowitz in 2012.

Employment Agreement with Named Executive Officer

On December 29 2011, the Company and Richard A. Horowitz, the Company’s Chairman of the Board, President and Chief Executive Officer entered into an executive employment agreement (the “Employment Agreement”), effective as of January 1, 2012. The Employment Agreement was approved by the

Compensation Committee of the Board of Directors (the “Compensation Committee”) following (i) the review of the material proposed terms by the independent directors of the Board of Directors and (ii) the independent directors’ designation of the Compensation Committee as to the authority to finalize and enter into employment arrangements with Mr. Horowitz.

The Employment Agreement provides for Mr. Horowitz to serve as the Company’s President and Chief Executive Officer and, if elected by the Board, Chairman of the Board, for a term expiring on December 31, 2014, unless sooner terminated pursuant to the provisions of the Employment Agreement. Pursuant to the Employment Agreement, Mr. Horowitz will receive a minimum annual base salary of $650,000. Mr. Horowitz’s base salary will be reviewed annually by the Board of Directors and may be increased, but not decreased, from time to time. Mr. Horowitz will be eligible for an annual incentive payment in accordance with the terms and conditions of the Company’s Bonus Plan (as defined in the Employment Agreement) with performance goals to be set by the Compensation Committee in its sole discretion (after discussions with Mr. Horowitz), with a target of 50% of his then-current base salary, and a maximum bonus based on exceeding performance targets as established by the Compensation Committee of 150% of his then-current base salary. Beginning in 2013, the Compensation Committee may reduce the percentage of the target bonus and the maximum bonus and apply such target amount to a long-term cash or equity incentive plan award.

Mr. Horowitz will also receive (i) senior executive level employee benefits, (ii) continuation of the annual payment of approximately $45,000 to cover premiums on a life insurance policy, (iii) a Company-provided automobile and the payment of certain related expenses and (iv) payment and/or reimbursement of certain legal and consultants’ fees in connection with the Employment Agreement. Mr. Horowitz received no equity grants in connection with the Employment Agreement. In the event Mr. Horowitz’s employment is terminated by the Company without Cause (as defined in the Employment Agreement), or Mr. Horowitz resigns for Good Reason (as defined in the Employment Agreement), then subject to his execution of a general release, (i) he will continue to receive his base salary for 18 months, (ii) he will receive a pro rata bonus for the year of termination (the “Pro Rata Bonus”), and (iii) the Company will pay him monthly an amount equal to the difference in his COBRA premium and the active employee contribution for medical coverage until the earlier of (a) 18 months from the date of termination, (b) his becoming eligible for medical benefits from a subsequent employer, or (c) his becoming ineligible for COBRA.

In the event Mr. Horowitz’s employment is terminated by the Company without Cause or he resigns for Good Reason within two years following a Change in Control (as defined in the Employment Agreement) or, under certain circumstances, within six months prior to a Change in Control, then he will receive the amounts set forth in the previous paragraph either in whole or in part in a lump sum, subject to his execution of a general release. Notwithstanding the foregoing, in the event an Excise Tax (as defined in the Employment Agreement) would otherwise be incurred by Mr. Horowitz, amounts paid to Mr. Horowitz upon a Change in Control will be reduced to 2.99 times his “base amount” (as determined in accordance with Sections 280G of the Internal Revenue Code of 1986, as amended).

Pursuant to the Employment Agreement, during term of his employment and for a period of twelve months after termination of his employment, Mr. Horowitz is prohibited from (i) competing with the Company, (ii) soliciting or hiring the Company’s employees, representatives or agents, or (iii) soliciting any of the Company’s customers. The Employment Agreement also prohibits Mr. Horowitz from using or disclosing any of the Company’s non-public, proprietary or confidential information.

Previous Employment Agreement with Named Executive Officer

Prior to January 1, 2012, the Company and Mr. Horowitz were parties to an executive employment agreement, effective as of January 1, 2007, as amended and restated on December 19, 2008 (the “Previous Employment Agreement”). The Previous Employment Agreement provided for Mr. Horowitz to serve as the Company’s President and Chief Executive Officer and, if elected by the Board of Directors, Chairman of the Board, for a term expiring on December 31, 2011, unless sooner terminated pursuant to the provisions of the Employment Agreement. The Previous Employment Agreement provided that Mr. Horowitz was to receive a minimum annual base salary of $975,000. The Previous Employment Agreement also provided that Mr. Horowitz’s base salary would be reviewed annually by the Board of Directors and may be increased, but not decreased, from time to time. It was not increased during the term of the Previous Employment Agreement. The Previous Employment Agreement further provided that Mr. Horowitz was eligible for an annual discretionary incentive payment under the Company’s Executive 162(m) Bonus Plan. This agreement also provided that Mr. Horowitz received (i) senior executive level employee benefits, (ii) an annual payment of approximately $45,000 to cover premiums on a life insurance policy, and (iii) a Company provided automobile.

In the event Mr. Horowitz’s employment would have been terminated by the Company without Cause (as defined in the Employment Agreement), or Mr. Horowitz resigned for Good Reason (as defined in the Employment Agreement), then subject to his execution of a general release, (i) he would have continued to receive his base salary for 18 months, (ii) he would have received a pro rata bonus for the year of termination (the “Pro Rata Bonus”), and (iii) the Company would have paid his monthly COBRA premiums until the earlier of (a) 18 months from the date of termination, (b) his becoming eligible for medical benefits from a subsequent employer, or (c) his becoming ineligible for COBRA (the “COBRA Payments”).

Further, under the Previous Employment Agreement, in the event Mr. Horowitz’s employment would have been terminated by the Company without Cause or he would have resigned for Good Reason within two years following a Change in Control (as defined in the Previous Employment Agreement) or, under certain circumstances, within six months prior to a Change in Control, then subject to his execution of a general release, he would have received the Pro Rata Bonus, the COBRA Payments, and a lump sum amount equal to the greater of (i) 18 months base salary or (ii) the lesser of (a) two times the sum of his base salary plus the amount of any bonus he received for the year prior to the Change in Control, or (b) 3% of the value on the date of the Change in Control of the Company’s outstanding shares on a fully diluted basis immediately prior to the Change in Control. Notwithstanding the foregoing, amounts paid to Mr. Horowitz upon a Change in Control would have been reduced to 2.99 times his “base amount” (as determined in accordance with Sections 280G of the Internal Revenue Code of 1986, as amended).

Pursuant to the Previous Employment Agreement, during the term of his employment and for a period of eighteen months after termination of his employment, Mr. Horowitz would have been prohibited from (i) competing with the Company, (ii) soliciting or hiring the Company’s employees, representatives or agents, or (iii) soliciting any of the Company’s customers. Finally, the Previous Employment Agreement also prohibited Mr. Horowitz from using or disclosing any of the Company’s non-public, proprietary or confidential information.

Other Information Relating to Compensation of Named Executive Officers

The Company has no employment agreement, change of control agreement or similar agreement with its other executive officer, Mr. Joseph A. Molino, Jr., who is deemed to be an employee “at will”; however, the Company is in the process of negotiating the terms of an employment arrangement with Mr. Molino.

As described above under “Related Party Transactions”, Mr. Horowitz made an election pursuant to a CEO Deferred Compensation Plan, pursuant to which he elected to defer a portion of his 2010 salary beginning in April 2010. Such deferral continued through December 31, 2010, with the deferred amount aggregating $132,187, which amount was repaid to Mr. Horowitz in January 2012.

Executive 162(m) Bonus Plan

P&F Industries, Inc. Executive 162(m) Bonus Plan was approved by the Compensation Committee, the Board of Directors and the Stockholders in 2006 and was amended and restated upon the approval of the Compensation Committee, the Board of Directors and the Stockholders in 2011.

The Compensation Committee adopted the Executive 162(m) Bonus Plan to ensure, when appropriate, that awards paid under the Executive 162(m) Bonus Plan qualify as performance-based compensation and are, therefore, fully deductible by us for income tax purposes under Section 162(m) of the Internal Revenue Code of 1986. Such payments made under the Executive 162(m) Bonus Plan to the named executive officers are fully deductible by us.

Under the Executive 162(m) Bonus Plan, the Compensation Committee selects the employees of our Company and its subsidiaries who will participate in the Executive 162(m) Bonus Plan for each performance period. The Compensation Committee establishes the objective performance goals, formulae or standards and the individual target performance award (if any) applicable to each participant for a performance period prior to the beginning of such performance period or at such later date as permitted under Section 162(m) of the tax code, and while the outcome of the performance goals are substantially uncertain.

In March 2012, the Company’s Compensation Committee awarded cash bonuses to Messrs. Horowitz and Molino under the Executive 162(m) Bonus Plan in the amounts of $329,059 and $83,131 respectively. No awards were granted under the Executive 162(m) Bonus Plan for work performed in 2010; however, in March 2011, the Company’s Compensation Committee awarded cash bonuses to Messrs. Horowitz and Molino of $50,000 and $15,000, respectively, for 2010. Such 2010 bonuses were granted outside of the Executive 162(m) Bonus Plan. Although the Executive 162(m) Bonus Plan did not result in bonuses for 2010, the Compensation Committee determined that such bonuses were warranted based upon factors and achievements that the Compensation Committee did not believe were adequately recognized in the Executive 162(m) Bonus Plan criteria for 2010. Such factors and achievements included, but were not limited to, the executives’ role in successfully navigating the Company through critical liquidity issues, the Company obtaining a new multi-year credit facility, and the overall performance of the Company.

In March 2012, the Compensation Committee determined that Mr. Horowitz would be participating in the Executive 162(m) Bonus Plan for 2012, and set forth the criteria for 2012, based on achievement of certain target levels of Company profit. At such time, the Compensation Committee did not set 2012 bonus criteria under the Executive 162(m) Bonus Plan for Mr. Molino, but it intends to do so within the next sixty days. As a result, any bonus to be awarded to Mr. Molino for 2012 will not be considered “performance-based compensation” due to the time of adoption of the bonus criteria. The Company believes this will not have a negative impact on the Company because Mr. Molino’s compensation is not expected to exceed the permitted thresholds.

2002 Stock Incentive Plan

The Company’s 2002 Stock Incentive Plan provides that in the event of a change in control, notwithstanding any vesting schedule with respect to an award of options or restricted stock, such option shall become immediately exercisable with respect to 100% of the shares subject to such option, and the restricted period shall expire immediately with respect to 100% of such shares of restricted stock. The 2002 Stock Incentive Plan further provides that in the event of a change in control, all other awards shall become fully vested and/or payable to the fullest extent of any award or portion thereof that has not then expired, and any restrictions with respect thereto shall expire.

The following table presents equity compensation plan information as of December 31, 2011:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)
Equity compensation plans approved by security holders	655,124	$6.50	302,712
Equity compensation plans not approved by security holders	—	—	—
TOTAL	655,124	$6.50	302,712

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during, or in respect of, the fiscal year ended December 31, 2011 and prior periods.

AUDIT COMMITTEE REPORT*

The Audit Committee of the Board of Directors of P&F Industries, Inc. is composed of three independent directors appointed by the Board of Directors (each of whom is independent under NASDAQ and applicable SEC rules) and operates under a written charter adopted by the Board of Directors on March 9, 2004. During 2011 and as of the record date, the members of the Audit Committee were Messrs. Franklin (Chairman), Brownstein and Solomon. Management is responsible for the Company’s internal accounting and financial controls, the financial reporting process and the internal audit function. The Company’s independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and report its findings to the Board of Directors.

In this context, the Audit Committee has met and held discussions separately, and jointly, with each of management and the Company’s independent registered public accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accountants. The Audit Committee discussed with the independent registered public accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. In addition, the Audit Committee discussed with the independent registered public accountants the independent registered public accountants’ independence from management and the Company, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (which were received by the Audit Committee), to the extent applicable, considered the compatibility of non-audit services provided by the independent registered public accountants with the registered public accountants’ independence.

Based on the Audit Committee’s discussion with management and the independent registered public accountants, and the Audit Committee’s review of the representation of management and the report of the independent registered public accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC.

Members of the Audit Committee

Jeffrey D. Franklin (Chairman)
Howard Brod Brownstein
Mitchell A. Solomon

*	This section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed J.H. Cohn LLP (“J.H. Cohn”) as independent registered public accountants for the Company and its subsidiaries for the year 2012 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. J.H. Cohn has audited the Company’s financial statements since 2008. Representatives of J.H. Cohn are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s By-laws (as amended on July 29, 2010) (the “By-laws”) nor other governing documents or law require stockholder ratification of the appointment of J.H. Cohn as the Company’s independent registered public accounting firm. However, the Audit Committee seeks to have the appointment of J.H. Cohn ratified. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The following table sets forth the fees billed by J.H. Cohn for professional services for the fiscal years ended December 31, 2011 and 2010.

	2011	2010
Audit Fees	$330,780	$330,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$4,211	23,202
	$334,991	$353,202

Audit fees include fees billed for the audit of P&F Industries, Inc. and its subsidiaries, the review of quarterly financial information, and attendance at Audit Committee meetings.

Audit-Related Fees include certain services that are reasonably related to the performance of the audit or review of the P&F Financial Statements. There were no such fees in 2011 or 2010.

Tax fees include fees billed for services relating to tax compliance, tax advice and tax planning. There were no tax fees in 2011 or 2010.

All Other Fees includes fees billed for services not classified in any of the above categories. For 2011, such fees are comprised of certain out-of-pocket expenses. For 2010, such fees include assistance with the preparation of correspondence with the SEC and certain out-of-pocket expenses.

The Audit Committee negotiates the annual audit fee directly with the Company’s independent registered public accountants. The Audit Committee has also established pre-approved services for which the Company’s management can engage the Company’s independent registered public accountants. Any work in addition to these pre-approved services in a quarter requires the advance approval of the Audit Committee. The Audit Committee considers whether the provision of permitted non-audit services is compatible with maintaining its independent registered public accountants’ independence.

Required Vote

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of J.H. Cohn. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
PROPOSAL 2.

PROPOSAL 3

APPROVAL OF THE P&F INDUSTRIES, INC. 2012 STOCK INCENTIVE PLAN

Stockholders are being asked to approve the P&F Industries, Inc. 2012 Stock Incentive Plan (the “2012 Plan”). Following the recommendation of our Compensation Committee, our Board of Directors approved the 2012 Plan on April 20, 2012, subject to the approval of the 2012 Plan by our stockholders at the Annual Meeting. We are seeking approval of the 2012 Plan as the term of the P&F Industries, Inc. 2002 Stock Incentive Plan has expired and our Board of Directors believes that it important to continue to have the ability to provide stock ownership through equity based awards to our employees, consultants, officers and directors to incentive them, foster their long-term commitment and strengthen the mutuality of interest between such individuals and our stockholders.

Summary of the 2012 Plan

Set forth below is a summary of the material terms of the 2012 Plan. This summary is qualified in its entirety by reference to the 2012 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Purpose.  The purpose of the 2012 Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible employees, consultants, and non-employee directors incentive awards in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

Administration.  The 2012 Plan is administered by a committee (the “Committee”), which is intended to consist of two or more non-employee directors, each of whom will be, to the extent required, a non-employee director as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, an outside director as defined under Section 162(m) of the Code, an independent director as defined under NASDAQ Listing Rule 5605(a)(2) and, as may be applicable, independent as provided pursuant to rules promulgated by the Securities and Exchange Commission under The Dodd-Frank Wall Street Reform and Consumer Protection Act. The Compensation Committee, which meets these requirements, will initially serve as the Committee under the 2012 Plan.

The Committee has full authority to administer and interpret the 2012 Plan, to grant awards under the 2012 Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of Common Stock to be covered by each award and to make all other determinations in connection with the 2012 Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable. The terms and conditions of individual awards are set forth in written agreements that are consistent with the terms of the 2012 Plan.

No awards may be granted under the 2012 Plan after April 20, 2022. Awards granted prior to such date, however, may extend beyond such date and the provisions of the 2012 Plan will continue to apply thereto.

No Award (other than stock options and stock appreciation rights) that are intended to be “performance-based” under Section 162(m) of the Code will be granted on or after the first meeting of the Company’s stockholders that occurs in the fifth year following the year stockholders approve the 2012 Plan unless the performance goals described below are re-approved (or other designated performance goals are approved) by the stockholders.

Available Shares.  The aggregate number of shares of Common Stock which may be issued or used for reference purposes under the 2012 Plan or with respect to which awards may be granted may not exceed 325,000 shares, which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. Any shares of Common Stock that are subject to a stock option, stock appreciation right or other stock-based award that is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the fair market value of the Common Stock on the date such other stock-based award is granted (each an “Appreciation Award”) will be counted against this limit as one share for every share granted. Any shares of restricted stock or shares of Common Stock that are subject to any other award other than Appreciation Award will be counted against this limit as 1.5 shares for every share granted. In general, if an Appreciation Award is canceled for any reason, or expires or terminates unexpired, the shares covered by such awards again become available for grant of awards under the 2012 Plan. If a share of restricted stock or share of Common Stock that is subject to any other award other than an Appreciation Award is forfeited for any reason, 1.5 shares will again become available for grant of awards under the 2012 Plan. The number of shares of Common Stock available for awards under the 2012 Plan will be reduced by the total number of exercisable awards exercised (regardless of whether the shares of Common Stock underlying such awards are not actually issued as the result of net settlement), any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any award. In addition, the Company may not use the cash proceeds it receives from the exercise of stock options to repurchase shares of Common Stock on the open market for reuse under the 2012 Plan. Awards that may be settled solely in cash will not be deemed to use any shares of Common Stock which may be issued under the 2012 Plan.

The maximum number of shares of Common Stock with respect to which any award of stock options, stock appreciation rights or other Appreciation Award that may be granted under the 2012 Plan during any fiscal year to any eligible employee or consultant will be 100,000 shares per type of award. The maximum number of shares of Common Stock subject to any award of performance shares for any performance period, other stock based awards that are not Appreciation Awards, or shares of restricted stock for which the grant of such award or the lapse of the relevant restriction period is subject to the attainment of specified performance goals that may be granted under the 2012 Plan during any fiscal year to any eligible employee or consultant will be 65,000 shares per type of award. However, the maximum number of shares of Common Stock for all such types of awards covered under this paragraph to any eligible employee or consultant will be 165,000 shares during any fiscal year.

There are no annual limits on the number of shares of Common Stock with respect to an award of restricted stock that is not subject to the attainment of specified performance goals to eligible employees or consultants. The maximum value at grant of performance units which may be granted under the 2012 Plan during any fiscal year will be $1,000,000. The maximum number of shares of Common Stock subject to any award which may be granted under the 2012 Plan during any fiscal year of the Company to any non-employee director will be 35,000 shares.

The individual maximum share limitations, the aggregate number of shares of Common Stock available for the grant of awards and the exercise price of an award in accordance with the 2012 Plan may be adjusted by the Committee to reflect any change in our capital structure or business by reason of certain corporate transactions or events in accordance with the terms of the 2012 Plan.

Eligibility and Types of Awards.  All of our employees, consultants and non-employee directors are eligible to be granted nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units, and other stock-based awards. In addition, our employees and employees of our affiliates that qualify as subsidiaries or parent corporations (as defined under Section 424 of the Code) are eligible to be granted incentive stock options under the 2012 Plan. Unless otherwise determined by the Committee at grant, awards granted under the 2012 Plan are subject to termination or forfeiture if the recipient engages in Detrimental Activity (as defined in the 2012 Plan) prior to, or during the one year period after any vesting or exercise of the award. “Full value awards” (e.g., restricted stock or restricted stock units) granted to employees and consultants will be subject to a minimum one-year vesting schedule for performance-based awards and a vesting schedule of no less than three equal annual installments on the first and, second and third anniversaries of the grant date for time-based awards. “Appreciation awards” (e.g., stock options and stock appreciation rights) granted to employees and consultants will be subject to a vesting schedule of no less than three equal annual installments on the first, second and third anniversaries of the grant date. All awards granted to non-employee directors will be subject to a vesting schedule of no less than one year from the anniversary of the grant date. However, accelerated vesting will be permitted in certain limited events (such as death, disability, retirement or change in control), and a more generous vesting schedule is permitted with respect to up to 5% of the aggregate share reserve. Any dividends or dividend equivalents paid on “full-value awards” will be subject to the same vesting requirements as the underlying award.

Stock Options.  The Committee may grant nonqualified stock options and incentive stock options (only to eligible employees) to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option (which may not exceed ten years (or five years in the case of an incentive stock option granted to a 10% stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No stock option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value).

Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Upon the exercise of an option, the participant must make payment of the full exercise price, either (i) in cash, check, bank draft or money order; (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as a may be acceptable to the Committee. Repricing of options is not permitted.

Stock Appreciation Rights.  The Committee may grant stock appreciation rights (“SARs”) either with a stock option which may be exercised only at such times and to the extent the related option is exercisable (“Tandem SAR”) or independent of a stock option (“Non-Tandem SAR”). A SAR is a right to receive a payment in Common Stock and/or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share of Common Stock subject to a SAR may not be less than fair market value at the time of grant. The Committee may also grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control (as defined in the 2012 Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Repricing of SARs is not permitted.

Restricted Stock.  The Committee may award shares of restricted stock. Except as otherwise provided by the Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement.

Recipients of restricted stock are required to enter into a restricted stock agreement with the Company which states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals are substantially uncertain.

Performance Shares.  The Committee may award performance shares. A performance share is the equivalent of one share of Common Stock. The recipient of a grant of performance shares will specify one or more performance criteria to meet within a specified period determined by the Committee at the time of grant. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance period, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance shares. To the extent earned, the performance shares will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of Common Stock or any combination thereof.

Performance Units.  The Committee may award performance units. Performance units will have a fixed dollar value. A performance unit is the right to receive Common Stock or cash of equivalent value. The recipient of a grant of performance units will specify one or more performance criteria to meet within a specified performance cycle determined by the Committee at the time of grant. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance cycle, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance units. To the extent earned, the performance units will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of Common Stock or any combination thereof.

Other Stock-Based Awards.  The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, stock equivalent units, restricted stock units, and awards valued by reference to book value of shares of Common Stock) under the 2012 Plan that are payable in cash or denominated or payable in or valued by shares of Common Stock or factors that influence the value of such shares. The Committee will determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Code and/or a minimum vesting period.

Performance Goals.  In connection with approving the 2012 Plan our stockholders will also be approving the Section 162(m) performance goals under the 2012 Plan, as described below, which are intended to allow certain incentive awards granted under the 2012 Plan to executive officers of the Company to qualify as exempt performance-based compensation under Section 162(m) of the Code. Section 162(m) of the Code generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and the three other most highly paid executive officers of publicly held companies (other than the chief financial officer). Section 162(m) of the Code generally requires such performance goals to be approved by stockholders every five years. The Board believes it is important to retain the ability to grant incentive compensation that qualifies as “performance-based” compensation in order to retain the corporate tax deductibility of the payments.

Code Section 162(m) requires that performance awards be based upon objective performance measures. If an award is intended to be “performance based” under Code Section 162(m), the performance goals will be based on one or more of the following criteria with regard to the Company (or any subsidiary, division or other operational unit of the Company):

•	the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets;
•	the attainment of certain target levels of, or a percentage increase in after-tax or pre-tax profits (as measured by net profit, operating profit, economic profit, profit margins, or other profit measures), including without limitation that attributable to continuing and/or other operations;
•	the attainment of certain target levels of, or a specified increase in, cash flow (including operational cash flow or free cash flow);
•	the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee;
•	the attainment of certain target levels of, or a specified percentage increase in, earnings per share or earnings per share from continuing operations;
•	the attainment of certain target levels of, or a specified percentage increase in, net sales, revenues (on an absolute basis or adjusted for currency effects), net income or earnings (which may include earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; and net earnings, and may be determined in accordance with GAAP or adjusted to exclude any or all GAAP items);
•	the attainment of certain target levels of, or a specified increase in, return on capital employed (including, without limitation, return on invested capital or return on committed capital);
•	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholder equity;
•	the attainment of certain target levels of, or a percentage increase in, market share;

•	the attainment of certain target levels of, or a percentage increase in, the fair market value of the shares of the Company’s Common Stock;
•	the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends;
•	the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level of or increase in, all or a portion of controllable expenses or costs or other expenses or costs;
•	the attainment of certain target levels of, or a specified increase in, customer service measures or indices;
•	the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; or
•	the attainment of objective operating goals.

In addition, performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations.

To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may: (i) designate additional business criteria on which the performance goals may be based; or (ii) adjust, modify or amend the aforementioned business criteria.

Change in Control.  Unless otherwise determined by the Committee at the time of grant, awards subject to vesting and/or restrictions will not accelerate and vest or cause the lapse of restrictions upon a change in control (as defined in the 2012 Plan) of the Company. Instead, such awards will be, in the discretion of the Committee, (i) assumed and continued or substituted in accordance with applicable law; (ii) purchased by the Company for an amount equal to the excess of the price of the Company’s Common Stock paid in a change in control over the exercise price of the award(s) (such purchase price not to exceed the fair market value of the Common Stock at the time of purchase), or (iii) cancelled if the price of the Common stock paid in a change in control is less than the exercise price of the award. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

In the event of a merger or consolidation in which the Company is not the surviving corporation or in the event of a transaction that results in the acquisition of all or substantially all of the Company’s Common Stock or assets, the Committee may elect to terminate all outstanding exercisable awards granted under the 2012 Plan, provided that during the period from notification of such termination to the date of consummation of the relevant transaction (which must be at least 20 days) each participant shall have the right to exercise all of his or her exercisable awards in full (without regard to any restrictions on exercisability), contingent on the consummation of such transaction.

Amendment and Termination.  Notwithstanding any other provision of the 2012 Plan, the Board may at any time amend any or all of the provisions of the 2012 Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the 2012 Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant, and provided further that the approval of our stockholders will be obtained to the extent required by applicable law.

Miscellaneous.  Generally, awards granted under the 2012 Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Certain U.S. Federal Income Tax Consequences.  The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the 2012 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change (possibly with retroactive effect), as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences (state, local and other tax consequences are not addressed below) to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary. The following summary is included for general information only and does not purport to address all the tax considerations that may be relevant. Each recipient of a grant is urged to consult his or her own tax advisor as to the specific tax consequences to such grantee and the disposition of Common Stock.

Incentive Stock Options.  In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of Common Stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed on the date of grant until the date three months prior to the date of exercise and such recipient does not sell the Common Stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

To the extent that the aggregate fair market value (determined as of the time of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee during any calendar year under the 2012 Plan and/or any other stock option 2012 Plan of the Company, any subsidiary or any parent exceeds $100,000, such options will be treated as nonqualified stock options. In addition, if the recipient is not continuously employed on the date of grant until the date three months prior to the date of exercise or a recipient disposes of the Common Stock acquired upon exercise of the incentive stock option within either of the above-mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

Nonqualified Stock Options.  A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

All Options.  With regard to both incentive stock options and nonqualified stock options, the following also apply: (i) any of our officers and directors subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may be subject to special tax rules regarding the income tax consequences concerning their stock options; (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation); and (iii) in the event that the payment, exercisability or vesting of any award is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)), and such payment of an award, either alone or together with any other payments made to certain participants, constitute parachute payments under Code Section 280G, then subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payment.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its “covered employees” (generally, its chief executive officer and three other executive officers (other than its chief financial officer) whose compensation is disclosed in its proxy statement), subject to certain exceptions. Compensation paid under certain qualified performance-based compensation arrangements, which (among other things) provide for compensation based on pre-established objective performance goals established by a compensation committee that is comprised solely of two or more “outside directors”, is not considered in determining whether a “covered employee’s” compensation exceeds $l,000,000. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period of time and the plan under which the options are granted is approved by stockholders and is administered by a committee comprised of outside directors. Subject to stockholder approval of the Section 162(m) performance goals under the 2012 Plan, it is intended that certain awards under the 2012 Plan will satisfy these requirements so that the income recognized in connection with awards will not be included in a “covered employee’s” compensation for the purpose of determining whether such individual’s compensation exceeds $1,000,000.

Code Section 409A.  Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the 2012 Plan are anticipated to be exempt from the requirements of Code Section 409A, awards that are not exempt are intended to comply with Code Section 409A.

The 2012 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 2012 Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

Future Plan Awards.  Because future awards under the 2012 Plan will be based upon prospective factors including the nature of services to be rendered and a participant’s potential contributions to the success of the Company or its affiliates, actual awards cannot be determined at this time.

Required Vote

Approval of the 2012 Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
PROPOSAL 3

STOCKHOLDER NOMINATIONS FOR BOARD OF DIRECTORS MEMBERSHIP AND
OTHER PROPOSALS FOR 2013 ANNUAL MEETING

The submission deadline for stockholder proposals to be included in our proxy materials for the 2013 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act is December 28, 2012. All such proposals must be received by the Corporate Secretary at P&F Industries, Inc., 445 Broadhollow Road, Suite 100, New York 11747 by the required deadline and must comply with all other applicable legal requirements in order to be considered for inclusion in the Company’s 2013 proxy materials. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

The Company’s By-laws require that, for nominations of directors or other business to be properly brought before an annual meeting, advance written notice of such nomination or proposal for other business must be furnished to the Company. Such notice must contain certain information specified in the Company’s By-laws concerning the nominating or proposing stockholder and information concerning the nominee (if any) and, subject to certain conditions set forth in the By-laws, must be furnished by the stockholder (who must be entitled to vote at the meeting) to the Secretary of the Company, as the address set forth above, not more than 120 days nor less than 90 days in advance of the one year anniversary of the previous year’s annual meeting of stockholders; provided however, that, if the meeting is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the Nominating Stockholder to be timely must so be received not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. In the case of the annual meeting to be held in 2013, written notice of a nomination or proposal must be received no earlier than January 23, 2013 and no later than February 22, 2013. A copy of the applicable provisions of the By-laws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth below. The foregoing is a summary of the applicable provisions of the Company’s By-laws, which should be read in their entirety.

ANNUAL REPORT

Stockholders of record on April 13, 2012 will receive a copy of the Company’s 2011 Annual Report, containing its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (without exhibits), along with this Proxy Statement. You may also obtain copies of exhibits to the Form 10-K, but we may charge a reasonable fee to stockholders requesting such exhibits. If you would like copies of any of the exhibits to the Form 10-K, you should direct your request in writing to the Company at 445 Broadhollow Road, Suite 100, Melville, New York 11747, Attention: Corporate Secretary. Such Annual Report on Form 10-K, including exhibits, is also available free of charge on the SEC’s website at www.sec.gov.

By order of the Board of Directors
JOSEPH A. MOLINO, JR. Secretary

Date: April 27, 2012

Appendix A

P&F INDUSTRIES, INC.

2012 STOCK INCENTIVE PLAN

ARTICLE I

PURPOSE

The purpose of this Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors incentive awards to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1  “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.

2.2  “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

2.3  “Appreciation Award” means any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

2.4  “Award” means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, Performance Units or Other Stock-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.5  “Board” means the Board of Directors of the Company.

2.6  “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, or failure to attempt in good faith to perform his or her duties for the Company or an Affiliate for any reason other than illness or incapacity, as determined by the Committee in its sole discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.7  “Change in Control” has the meaning set forth in Section 12.2.

2.8  “Change in Control Price” has the meaning set forth in Section 12.1.

2.9  “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.10  “Committee” means a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be (a) to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, a “nonemployee director” as defined in Rule 16b-3; (b) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; (c) an “independent director” as defined under NASDAQ Listing Rule 5605(a)(2) or such other applicable stock exchange rule; and (d) as may be applicable, “independent” as provided pursuant to rules promulgated by the Securities and Exchange Commission under The Dodd-Frank Wall Street Reform and Consumer Protection Act. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.11  “Common Stock” means the Common Stock, $1.00 par value per share, of the Company.

2.12  “Company” means P&F Industries Inc., a Delaware corporation, and its successors by operation of law.

2.13  “Consultant” means any natural person who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.14  “Detrimental Activity” means: (a) the disclosure to anyone outside the Company or its Affiliates, or the use in any manner other than in the furtherance of the Company’s or its Affiliate’s business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company or its Affiliates that is acquired by a Participant prior to the Participant’s Termination; (b) activity while employed or performing services that results, or if known could result, in the Participant’s Termination that is classified by the Company as a termination for Cause; (c) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hiring of) any non-clerical employee of the Company or its Affiliates to be employed by, or to perform services for, the Participant or any Person with which the Participant is associated (including, but not limited to, due to the Participant’s employment by, consultancy for, equity interest in, or creditor relationship with such Person) or any Person from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (d) any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company or its Affiliates without, in all cases, written authorization from the Company; (e) the Participant’s Disparagement, or inducement of others to do so, of the Company or its Affiliates or their past and present officers, directors, employees or products; (f) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or its Affiliates, or the rendering of services to such organization or business if such organization or business is otherwise prejudicial to or in conflict with the interests of the Company or its Affiliates provided, however, that competitive activities shall only be those competitive with any business unit or Affiliate of the Company with regard to which the Participant performed services at any time within the two years prior to the Participant’s Termination; or (g) breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or noncompetition or nonsolicitation agreement). For purposes of subsections (a), (c), (d) and (f) above, the General Counsel or the Chief Executive Officer of the Company shall have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall each have authority to provide the Participant with such authorization.

2.15  “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, with respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Disability, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.16  “Disparagement” means making comments or statements, whether made publicly or not, which could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

2.17  “Eligible Employees” means each employee of the Company or an Affiliate.

2.18  “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.19  “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the closing price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded; or (b) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not traded, listed or otherwise reported or quoted, then Fair Market Value means the fair market value of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 422 of the Code or Section 409A of the Code, as applicable. For purposes of the grant of any Award, the applicable date shall be the trading day on which the Award is granted, or if such grant date is not a trading day, the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

2.20  “Family Member” means “family member” as defined in Section A.1.(a)(5) of the general instructions of Form S-8, as may be amended from time to time.

2.21  “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.22  “Limited Stock Appreciation Right” has the meaning set forth in Section 7.5.

2.23  “Non-Employee Director” means a director of the Company who is not an employee of the Company or an Affiliate.

2.24  “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.25  “Other Stock-Based Award” means an Award under Article XI of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on or related to shares of Common Stock, including, without limitation, an Award valued by reference to book value of shares of Common Stock.

2.26  “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.27  “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to this Plan.

2.28  “Performance Period” means each fiscal year of the Company or such period (as specified by the Committee) over which the performance of any performance criteria (which shall include one or more of the Performance Goals specified in Exhibit A attached hereto) is to be measured.

2.29  “Performance Share” means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

2.30  “Performance Unit” means an Award made pursuant to Article X of this Plan of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both.

2.31  “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.32  “Plan” means this P&F Industries, Inc. 2012 Stock Incentive Plan, as amended from time to time.

2.33  “Reference Stock Option” has the meaning set forth in Section 7.1.

2.34  “Restricted Stock” means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

2.35  “Restriction Period” has the meaning set forth in Section 8.3(a).

2.36  “Retirement” means, unless otherwise determined by the Committee at grant, a voluntary Termination of Employment or Termination of Consultancy at or after age 65 or such earlier date after age 55 as may be approved by the Committee, in its sole discretion, with respect to such Participant at the time of grant, or thereafter provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, except that Retirement shall not include any involuntary Termination of Employment or Termination of Consultancy by the Company or an Affiliate for any reason with or without Cause. With respect to a Participant’s Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, before age 65 but after age 55.

2.37  “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.38  “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.39  “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

2.40  “Section 409A Covered Award” has the meaning set forth in Section 15.14.

2.41  “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

2.42  “Stock Appreciation Right” means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for a number of shares of Common Stock and/or cash equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive a number of shares of Common Stock and/or cash equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.43  “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI.

2.44  “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.45  “Tandem Stock Appreciation Rights” has the meaning set forth in Section 7.1.

2.46  “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.47  “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.48  “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.49  “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.50  “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.51  “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

ARTICLE III

ADMINISTRATION

3.1  The Committee.   This Plan shall be administered and interpreted by the Committee.

3.2  Grants of Awards.  The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares, (v) Performance Units, and (vi) Other Stock-Based Awards. In particular, the Committee shall have the authority:

(a)	to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;
(b)	to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;
(c)	to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
(d)	to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);
(e)	to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;
(f)	to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.4(d);
(g)	to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant in any case, in a manner intended to comply with Section 409A of the Code;
(h)	to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option; and
(i)	to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;
(j)	to set the performance criteria and the Performance Period with respect to any Award for which the grant, vesting or payment of such Award is conditioned upon the attainment of specified performance criteria and to certify the attainment of any such performance criteria; provided, that with regard to any Award that is intended to comply with Section 162(m) of the Code, the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto; and
(k)	generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of this Plan.

3.3  Guidelines.  Subject to Article XIII hereof, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan; provided, that with regard to any provision of this Plan or any agreement relating thereto that is intended to comply with Section 162(m) of the Code, any such action by the Committee shall be permitted only to the extent such action would be permitted under Section 162(m) of the Code. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant’s consent. This Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4  Decisions Final.  Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5  Procedures.  If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6  Designation of Consultants/Liability.

(a)	The Committee may, in its sole discretion, designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.
(b)	The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to subsection (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

3.7  Indemnification.  To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, employees, directors or members may have under applicable law, or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE IV

SHARE LIMITATION

4.1  Shares.

(a)	General Limitations. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall not exceed 325,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. Any shares of Common Stock that are subject to Appreciation Awards shall be counted against this limit as one share for every share granted. Any shares of Restricted Stock or shares of Common Stock that are subject to any other Award other than Appreciation Award shall be counted against this limit as one and one-half (1.5) shares for every share granted. If any Appreciation Award granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If a share of Restricted Stock or a share of Common Stock subject to any other Award other than an Appreciation Award is forfeited for any reason, one and one-half (1.5) shares of Common Stock shall again be available for the purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. The number of shares of Common Stock available for the purpose of Awards under the Plan shall be reduced by (i) the total number of Stock Options, Stock Appreciation Rights or Other Stock-Based Awards (subject to exercise) that have been exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement, and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award. In addition, the Company may not use the cash proceeds it receives from Stock Option exercises to repurchase shares of Common Stock on the open market for reuse under the Plan. Awards that may be settled solely in cash shall not be deemed to use any shares of Common Stock which may be issued under this Plan.
(b)	Individual Participant Limitations.

(i)  The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights or other Appreciation Awards which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 100,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), and the maximum number of shares of Common Stock subject to any Award of Performance Shares for any Performance Period, Other Stock-Based Awards that are not Appreciation Awards, or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of performance criteria in accordance with Section 8.3(b) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 65,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all such types of Awards covered under this Section 4.1(b)(i) shall not exceed 165,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee’s or Consultant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(ii)  The maximum number of shares of Common Stock subject to all types of Awards which may be granted under this Plan during any fiscal year of the Company to each Non-Employee Director shall not exceed 35,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. Awards granted to Non-Employee Directors shall be counted against the share limit set forth in Section 4.1(a) in the same manner as Awards granted to Employees and Consultants as set forth in Section 4.1(a). If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply one time against the Non-Employee Director’s individual share limitation.

(iii)  There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of performance criteria in accordance with Section 8.3(b) hereof.

(iv)  The maximum value of the payment of Performance Units which may be granted under this Plan with respect to any fiscal year of the Company to each Eligible Employee or Consultant shall be $1,000,000.

(v)  The individual Participant limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of this Plan until used.

4.2  Changes.

(a)	The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.
(b)	Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company’s assets or business, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company, then the Committee shall make such adjustments, if any, consistent with such change in such manner as the Committee deems equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, to the aggregate number and kind of shares that thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under this Plan and the purchase price thereof, and/or the individual Participant limits set forth in Section 4.1(b) (other than those based on cash limitations). Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. Except as provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company’s assets or business or any other change affecting the Company’s capital structure or business.

(c)	Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.
(d)	In the event of an Acquisition Event, the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights or Other Stock-Based Awards that provide for a Participant elected exercise, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options, Stock Appreciation Rights or Other Stock-Based Awards that provide for a Participant elected exercise that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XII shall apply.

4.3  Minimum Purchase Price.  Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

4.4  Minimum Restriction and Vesting Period.  Notwithstanding any other provision of the Plan to the contrary, with respect to any Award of Restricted Stock, Performance Shares, Performance Units, or Other Stock-Based Award which by its terms does not require the recipient of the Award to pay a per share exercise price or purchase price equal to the Fair Market Value of the underlying Common Stock at the grant date, including restricted stock units (collectively, “Full-Value Awards”) granted to an Eligible Employee or Consultant (but not with respect to any such Awards granted to a Non-Employee Director), (i) the Restriction Period with respect to any such Award of Restricted Stock, (ii) the Performance Period with respect to any such Award of Performance Shares, (iii) the Performance Cycle with respect to any such Award of Performance Units and (iv) the vesting period with respect to any such Other Stock-Based Award (including restricted stock units) that is payable in shares of Common Stock shall be no less than (A) one year, if the lapsing of restrictions or vesting of the Full-Value Award is based (in whole or in part) on the attainment of one or more Performance Goals, and (B) three years, if the lapsing of restrictions or vesting of the Full-Value Award is based solely on the continued performance of services by the Participant (with the restrictions thereto lapsing or the Full-Value Award becoming vested as to no more than one-third (1/3rd) of the Common Stock subject thereto on each of the first and second anniversaries of the date of grant). In addition, notwithstanding any other provision of the Plan to the contrary, with respect to any Appreciation Award granted to an Eligible Employee or Consultant (but not with respect to any Appreciation Awards granted to a Non-Employee Director) the vesting schedule shall be no less than in three equal annual installments on the first, second and third anniversaries of the date of grant. Further, notwithstanding any other provision of the Plan to the contrary, with respect to any Award granted to a Non-Employee Director, the Restriction Period, Performance Period, Performance Cycle, vesting period or vesting schedule, as applicable, shall be no less than one year from the date of grant. Notwithstanding the foregoing, subject to the terms of the Plan, the Committee may (at the time of grant or thereafter) provide for the earlier lapsing of restrictions or the vesting of any Award in the event of a Change of Control, a Participant’s retirement, death or Disability, or a Participant’s Termination by the Company without Cause or by the Participant for Good Reason and, subject to the limitations set forth in Section 4.1(a), Awards with respect to up to five percent (5%) of the total number of Shares reserved for Awards under the Plan may be granted that are not subject to the foregoing limitations.

4.5  Dividends and Dividend Equivalents.  Notwithstanding any other provision of the Plan to the contrary, any rights granted hereunder to a Participant under an Award to receive or retain dividends or dividend equivalents with respect to the shares of Common Stock underlying any Full-Value Award (with respect to which the lapsing of the restrictions subject thereto or the vesting thereof is based (in whole or in part) on the attainment of one or more Performance Goals), shall be subject to the same vesting and/or forfeiture conditions (performance-based, service-based or otherwise) as are applicable to such Full-Value Award.

ARTICLE V

ELIGIBILITY

5.1  General Eligibility.  All Eligible Employees, prospective employees and Consultants of the Company and its Affiliates, and Non-Employee Directors of the Company, are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion. Notwithstanding anything herein to the contrary, no Award under which a Participant may receive shares of Common Stock may be granted under this Plan to an Eligible Employee, Consultant or Non-Employee Director of any Affiliate if such shares of Common Stock does not constitute “service recipient stock” for purposes of Section 409A of the Code with respect to such Eligible Employee, Consultant or Non-Employee Director unless such Award is structured in a manner intended to comply with, or be exempt from, Section 409A of the Code.

5.2  Incentive Stock Options.  Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.3  General Requirement.  The vesting and exercise of Awards granted to a prospective employee or consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

ARTICLE VI

STOCK OPTIONS

6.1  Options.  Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2  Grants.  The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall, in its sole discretion, have the authority to grant Non-Qualified Stock Options to any Consultant or Non-Employee Director. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

6.3  Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

6.4  Terms of Options.  Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee, in its sole discretion, shall deem desirable:

(a)	Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

(b)	Stock Option Term. The term of each Stock Option shall be fixed by the Committee; provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.
(c)	Exercisability. Subject to Section 4.4, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Option agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of this Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the date the Stock Option is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).
(d)	Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be in a form acceptable to the Company and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant (for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.
(e)	Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as determined by the Committee, in its sole discretion. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.
(f)	Termination by Death, Disability or Retirement. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by reason of death, Disability or Retirement, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.
(g)	Involuntary Termination Without Cause. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
(h)	Voluntary Termination. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary (other than a voluntary termination described in subsection (i)(y) below), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
(i)	Termination for Cause. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in sub-section (h) above) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.
(j)	Unvested Stock Options. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.
(k)	Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.
(l)	Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion (i) subject to Section 13.1(d), modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent and provided that such action does not extend the Stock Option beyond its stated term), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).
(m)	Repricing. Repricing of Stock Options shall not be permitted. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a Stock Option to lower its exercise price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles (“GAAP”); (iii) canceling a Stock Option at a time when its price is equal to or less than the Fair Market Value of the underlying Common Stock in exchange for another Award Option, and (iv) repurchasing for cash a Stock Option at a time when its price is equal to or less than the Fair Market Value of the underlying Common Stock, unless the change, other action or cancellation, exchange or repurchase occurs in connection with an event set forth in Section 4.2. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under GAAP and regardless of whether it is voluntary on the part of the Participant.
(n)	Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall, in its sole discretion, deem appropriate.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1  Tandem Stock Appreciation Rights.  Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2  Terms and Conditions of Tandem Stock Appreciation Rights.  Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)	Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be the exercise price of the Reference Stock Option as determined in accordance with Section 6.4(a).
(b)	Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.
(c)	Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.4(c).
(d)	Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.
(e)	Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, a number of shares of Common Stock and/or cash (as determined by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.
(f)	Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of this Plan on the number of shares of Common Stock to be issued under this Plan.
(g)	Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.4(e) of this Plan.

7.3  Non-Tandem Stock Appreciation Rights.  Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

7.4  Terms and Conditions of Non-Tandem Stock Appreciation Rights.  Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)	Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.
(b)	Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee; provided that no Non-Tandem Stock Appreciation Right shall be exercisable more than 10 years after the date the right is granted.
(c)	Exercisability. Subject to Section 4.4, Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Award agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Non-Tandem Stock Appreciation Right, all Non-Tandem Stock Appreciation Rights held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Non-Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of this Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the later of the date the Non-Tandem Stock Appreciation Right is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).
(d)	Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(e)	Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, a number of shares of Common Stock and/or cash (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.
(f)	Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.
(g)	Termination. Unless otherwise provided in an Award agreement, upon Termination, Non-Tandem Stock Appreciation Rights shall be exercised in accordance with the provisions of Section 6.3 (f) through (j) of this Plan.

7.5  Limited Stock Appreciation Rights.  In addition to the Stock Appreciation Rights that may be granted in accordance with Sections 7.2 and 7.4, the Committee may also, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights as a limited stock appreciation right (a “Limited Stock Appreciation Right”). Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive a number of shares of Common Stock and/or cash (as chosen by the Committee in its sole discretion) equal to the amount (a) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (b) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

7.6  Repricing of Stock Appreciation Rights.  Repricing of Stock Appreciation Rights described in this Article VII shall not be permitted under this Plan. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a Stock Appreciation Right to lower its exercise price; (ii) any other action that is treated as a “repricing” under GAAP; (iii) canceling a Stock Appreciation Right at a time when its price is equal to or less than the Fair Market Value of the underlying Common Stock in exchange for another Award, and (iv) repurchasing for cash a Stock Appreciation Right at a time when its price is equal to or less than the Fair Market Value of the underlying Common Stock, unless the change, other action or cancellation, exchange or repurchase occurs in connection with an event set forth in Section 4.2. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under GAAP and regardless of whether it is voluntary on the part of the Participant.

ARTICLE VIII

RESTRICTED STOCK

8.1  Awards of Restricted Stock.  Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), subject to Section 4.4, the time or times within which such Awards may be subject to forfeiture and the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Restricted Stock, the Committee may direct that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock which had vested in the period referred to above.

The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion.

8.2  Awards and Certificates.  Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)	Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.
(b)	Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.
(c)	Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the P&F Industries, Inc. (the “Company”) 2012 Stock Incentive Plan (as amended from time to time, the “Plan”) and an Agreement entered into between the registered owner and the Company dated __________. Copies of such Plan and Agreement are on file at the principal office of the Company.”

(d)	Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3  Restrictions and Conditions.  The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

(a)	Restriction Period. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance criteria pursuant to Section 8.3(b) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.
(b)	Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of performance criteria, the Committee shall, in its sole discretion, establish the objective performance criteria and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the

Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code. Such performance criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, (A) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (B) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto.
(c)	Rights as a Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.
(d)	Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.
(e)	Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX

PERFORMANCE SHARES

9.1  Award of Performance Shares.  Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the applicable Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

Unless otherwise determined by the Committee at grant, each Award of Performance Shares shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Performance Shares, the Committee may direct (at any time within one year thereafter) that all unvested Performance Shares shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any Performance Shares which had vested in the period referred to above.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of specified objective performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) established pursuant to Section 9.2(c) below and such other factors as the Committee may determine, in its sole discretion.

9.2  Terms and Conditions.  Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a)	Earning of Performance Share Award. At the expiration of the applicable Performance Period,

the Committee shall determine the extent to which the performance criteria established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.
(b)	Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Shares may not be Transferred during the Performance Period.
(c)	Objective Performance Goals, Formulae or Standards. The Committee shall, in its sole discretion, establish the objective performance criteria for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code. Such performance criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code, (A) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (B) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto.
(d)	Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.
(e)	Payment. Following the Committee’s determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.
(f)	Termination. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.
(g)	Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, subject to Section 4.4, the Committee may, in its sole discretion, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the deferral limitations for all or any part of such Award.

ARTICLE X

PERFORMANCE UNITS

10.1  Award of Performance Units.  Performance Units may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Units shall be awarded, the number of Performance Units to be awarded to any person, the duration of the period (the “Performance Cycle”) during which, and the conditions under which, a Participant’s right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Units, and the other terms and conditions of the Award in addition to those set forth in Section 10.2.

A Performance Unit shall have a fixed dollar value.

Unless otherwise determined by the Committee at grant, each Award of Performance Units shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Performance Units, the Committee may direct (at any time within one year thereafter) that all unvested Performance Units shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any Performance Units which had vested in the period referred to above. The foregoing provision shall cease to apply upon a Change in Control.

Except as otherwise provided herein, the Committee shall condition the vesting of any Performance Unit upon the attainment of specified objective performance goals (including, the Performance Goals specified in Exhibit A attached hereto) established pursuant to Section 10.2(a) below and such other factors as the Committee may determine, in its sole discretion.

10.2  Terms and Conditions.  The Performance Units awarded pursuant to this Article X shall be subject to the following terms and conditions:

(a)	Performance Goals. The Committee shall establish the objective performance goals for the earning of Performance Units based on a Performance Cycle applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Cycle or at such later date as permitted under Section 162(m) of the Code and while the outcome of the performance goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code. Such performance goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Performance Unit that is intended to comply with Section 162(m) of the Code, (x) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (y) the applicable performance goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.
(b)	Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Unit Awards may not be Transferred.
(c)	Vesting. At the expiration of the Performance Cycle, the Committee shall determine the extent to which the performance goals have been achieved, and the percentage of the Performance Unit Award of each Participant that has vested.
(d)	Payment. Subject to the applicable provisions of the Award agreement and this Plan, at the expiration of the Performance Cycle, cash and/or share certificates of an equivalent value (as the Committee may determine in its sole discretion) shall be delivered to the Participant, or his legal representative, in payment of the vested Performance Units covered by the Performance Unit Award.
(e)	Termination. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant’s Termination for any reason during the Performance Cycle for a given Award, the Performance Units in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.
(f)	Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Unit and/or waive the deferral limitations for all or any part of such Award.

ARTICLE XI

OTHER STOCK-BASED AWARDS

11.1  Other Stock-Based Awards.  The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, deferred stock units, and Awards valued by reference to book value of shares of Common Stock. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees and/or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be in a manner intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under this Plan.

Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion. If the grant or vesting of an Other Stock-Based Award is based on the attainment of performance criteria, the Committee shall, in its sole discretion, establish the objective performance criteria and the applicable vesting percentage of the Other Stock-Based Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to an Other Stock-Based Award that is intended to comply with Section 162(m) of the Code. Such performance criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to an Other Stock-Based Award that is intended to comply with Section 162(m) of the Code, (A) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (B) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto.

11.2  Terms and Conditions.  Other Stock-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

(a)	Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article XI may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
(b)	Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article XI shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.
(c)	Vesting. Subject to Section 4.4, any Award under this Article XI and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

(d)	Price. Common Stock issued on a bonus basis under this Article XI may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article XI shall be priced, as determined by the Committee in its sole discretion.
(e)	Payment. Form of payment for the Other Stock-Based Award shall be specified in the Award agreement.

ARTICLE XII

CHANGE IN CONTROL PROVISIONS

12.1  Benefits.  In the event of a Change in Control of the Company, and except as otherwise provided by the Committee in an Award agreement, a Participant’s unvested Award shall not vest and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

(a)	Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).
(b)	The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 12.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company; provided, however, that the Change in Control Price shall not exceed the fair market value of the Common Stock at the time of purchase as determined in accordance Section 409A of the Code.
(c)	The Committee may, in its sole discretion, provide for the cancellation of any Appreciation Awards without payment, if the Change in Control Price is less than the exercise price of such Appreciation Award.
(d)	Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.

12.2  Change in Control.  Unless otherwise determined by the Committee in the applicable Award agreement or other written agreement approved by the Committee, a “Change in Control” shall be deemed to occur following any transaction if: (i) any “person” (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) other than a Founder (as defined below) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of either the outstanding shares of the Company’s Class A common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally; (ii) during any period of two (2) consecutive years (the “Board Measurement Period”), individuals who constitute the Board at the beginning of such period cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s stockholders of each new director was approved by a vote of at least three-quarters (the “Required Approval”) of the directors then still in office who were directors at the beginning of the period; provided, that with respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Change in Control, the Board Measurement Period shall be reduced from any period of two (2) consecutive years to any period of twelve (12) consecutive months and the Required Approval shall be reduced from at least three-quarters to at least a majority; or (iii) the Company undergoes a liquidation or dissolution or a sale of all or substantially all of its assets; provided, that with respect to any payment pursuant to a Section 409A Covered

Award that is triggered upon a Change in Control a liquidation or dissolution of the Company shall not constitute a Change in Control. No merger, consolidation or corporate reorganization in which the owners of the combined voting power of the Company’s then outstanding voting securities entitled to vole generally prior to said combination, own 50% or more of the resulting entity’s outstanding voting securities shall, by itself, be considered a Change in Control of the Company

As used in this Section 12.2, “Founder” means Richard A. Horowitz and any of his affiliates.

ARTICLE XIII

TERMINATION OR AMENDMENT OF PLAN

13.1  Termination or Amendment.  Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XV), or suspend or terminate it entirely, retroactively or otherwise; provided, that without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law and the exchange or system on which the Company’s securities are then listed or traded, no amendment may be made that would:

(a)	increase the aggregate number of shares of Common Stock that may be issued under this Plan pursuant to Section 4.1 (except by operation of Section 4.2);
(b)	increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2);
(c)	change the classification of individuals eligible to receive Awards under this Plan;
(d)	allow for repricing (as defined in Sections 6.4(m) and 7.6, as applicable) of any Options or SARs;
(e)	extend the maximum option period under Section 6.4;
(f)	alter the Performance Goals set forth in Exhibit A;
(g)	award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price, except in accordance with Section 6.4(l); or
(h)	require stockholder approval in order for this Plan to comply with the applicable rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company, the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code.

ARTICLE XIV

UNFUNDED PLAN

14.1  Unfunded Status of Plan.  This Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XV

GENERAL PROVISIONS

15.1  Legend.  The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

15.2  Other Plans.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

15.3  No Right to Employment/Directorship/Consultancy.  Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

15.4  Withholding of Taxes.  The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

15.5  No Assignment of Benefits.  No Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

15.6  Listing and Other Conditions.

(a)	Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.
(b)	If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.
(c)	Upon termination of any period of suspension under this Section 15.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.
(d)	A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

15.7  Governing Law.  This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

15.8  Construction.  Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

15.9  Other Benefits.  No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

15.10  Costs.  The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

15.11  No Right to Same Benefits.  The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

15.12  Death/Disability.  The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

15.13  Section 16(b) of the Exchange Act.  All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

15.14  Section 409A of the Code.  Although the Company does not guarantee to a Participant the particular tax treatment of an Award granted under the Plan, Awards made under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and the Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award granted under the Plan constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code (a “Section 409A Covered Award”), it shall be paid in a manner that will comply with Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or any damages for failing to comply with Code Section 409A or this Section 15.14. Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to Section 409A Covered Awards:

(a)	A termination of employment shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “Separation from Service” within the meaning of Code Section 409A and, for purposes of any such provision of Section 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean Separation from Service. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B) and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a Section 409A Covered

Award, to the extent required to be delayed in compliance with Code Section 409A(a)(2)(B), such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, and (ii) the date of the Participant’s death (the “Delay Period”). All payments delayed pursuant to this Section 15.14(a) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s Separation from Service or, if earlier, on the date of the Participant’s death.
(b)	Whenever a payment under a Section 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.
(c)	If under the Section 409A Covered Award an amount is to be paid in two or more installments, for purposes of Code Section 409A, each installment shall be treated as a separate payment.

15.15  Successor and Assigns.  This Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

15.16  Severability of Provisions.  If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

15.17  Payments to Minors, Etc.  Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

15.18  Headings and Captions.  The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

15.19  Recoupment.  All Awards granted or other compensation paid by the Company under this Plan, including any shares of Common Stock issued under any Award hereunder, will be subject to any compensation recapture policies established by the Board or the Committee from time to time, including, among other things, recoupment of performance-based awards in the event the Committee makes a determination of misconduct or fraud by the holder of such Award resulting in the a required restatement of the Company’s Financial Statements, as applicable in their respective sole discretion.

15.20  Reformation.  If any provision regarding Detrimental Activity or any other provision set forth in the Plan or an Award agreement is found by any court of competent jurisdiction or arbitrator to be invalid, void or unenforceable or to be excessively broad as to duration, activity, geographic application or subject, such provision or provisions shall be construed, by limiting or reducing them to the extent legally permitted, so as to be enforceable to the maximum extent compatible with then applicable law.

ARTICLE XVI

EFFECTIVE DATE OF PLAN

The Plan was approved by the Board in the form set forth herein, effective on May 23, 2012, the date of the Company’s 2012 annual stockholders’ meeting (the “2012 Annual Meeting”), subject to stockholder approval of the Plan at the 2012 Annual Meeting in accordance with the requirements of the laws of the State of Delaware.

ARTICLE XVII

TERM OF PLAN

No Award shall be granted pursuant to this Plan on or after April 20, 2022, but Awards granted prior to such date may extend beyond that date; provided that no Award (other than Stock Options or Stock Appreciation Rights) that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the first meeting of the Company’s stockholders that occurs in the fifth year following the year of stockholder approval of the Plan unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance criteria are approved) by the stockholders. In the event that any such Award is granted, the Award shall be a valid Award but it shall not qualify for the “performance-based compensation” exception under Section 162(m) of the Code unless it is granted subject to the approval of, and is approved by, the stockholders at the first stockholder meeting following such grant.

ARTICLE XVIII

NAME OF PLAN

This Plan shall be known as the “P&F Industries, Inc. 2012 Stock Incentive Plan.”

EXHIBIT A

PERFORMANCE GOALS

A.  Performance Goals.  Performance goals established for purposes of the grant, vesting or payment of Awards of Restricted Stock, Performance Shares Performance Units or Other Stock-Based Awards that are intended to be “performance-based” under Section 162(m) of the Code shall be based on one or more of the following criteria with regard to the Company as a whole or to any Subsidiary, division, other operational unit or administrative department of the Company, and shall be measured either on an absolute basis or relative to a pre-established target levels, to a previous period’s results, or to a designated comparison group, in each case as specified by the Committee: (i) the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a percentage increase in after-tax or pre-tax profits (as measured by net profit, operating profit, economic profit, profit margins, or other profit measures), including without limitation that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, cash flow (including operational cash flow or free cash flow); (iv) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of certain target levels of, or a specified percentage increase in, earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified percentage increase in, net sales, revenues (on an absolute basis or adjusted for currency effects), net income or earnings (which may include earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; and net earnings, and may be determined in accordance with GAAP or adjusted to exclude any or all GAAP items); (vii) the attainment of certain target levels of, or a specified increase in, return on capital employed (including, without limitation, return on invested capital or return on committed capital); (viii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholder equity; (ix) the attainment of certain target levels of, or a percentage increase in, market share; (x) the attainment of certain target levels of, or a percentage increase in, the fair market value of the shares of the Company’s common stock; (xi) the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends; (xii) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level of or increase in, all or a portion of controllable expenses or costs or other expenses or costs; (xiii) the attainment of certain target levels of, or a specified increase in, customer service measures or indices; (xiv) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; or (xv) the attainment of objective operating goals.

In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or Subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Code Section 162(m), but only to the extent permitted under Code Section 162(m) (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Goals may be based or (ii) adjust, modify or amend the aforementioned business criteria (including, but not limited to, amendments reflecting prevailing accounting standards used in the Company’s financial statements, management’s discussion and analysis, or other Securities and Exchange Commission filings (including its regular reports on Forms 10-K and 10-Q)).

To the extent permitted under Section 162(m) of the Code, unless the Committee otherwise determines, in its sole discretion, that appropriate adjustment should be made to reflect the impact of an event or occurrence, the Committee shall exclude the impact of any of the following events or occurrences:

(i)	restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges;
(ii)	an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or
(iii)	a change in tax law or accounting standards required by generally accepted accounting principles.

Performance Goals may also be based upon individual Participant performance criteria, as determined by the Committee, in its sole discretion.

B.  GAAP.  Except as otherwise provided herein, the measures used in Performance Goals set under the Plan shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used and/or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis, or other Securities and Exchange Commission filings (including its regular reports on Forms 10-K and 10-Q).

C.  Deviations from GAAP.  To the extent any objective Performance Goals are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee as exercised at the time the Performance Goals are set.

0

P & F INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

May 23, 2012

The undersigned hereby appoints RICHARD A. HOROWITZ and JOSEPH A. MOLINO, JR., or either one of them, attorney with full power of substitution and revocation to each, for and in the name of the undersigned, with all powers the undersigned would possess if personally present, to vote the Class A Common Stock of the undersigned in P&F Industries, Inc. at the Annual Meeting of Stockholders to be held at the Conference Center at 445 Broadhollow Road, Melville, New York 11747 on Wednesday, May 23, 2012 at 10 a.m. and at any adjournment thereof, for the following matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL NO. 2 AND "FOR" PROPOSAL NO. 3. THIS PROXY ALSO AUTHORIZES EACH OF THE PERSONS NAMED ABOVE TO VOTE AT HIS DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued, and to be signed on reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

P & F INDUSTRIES, INC.

May 23, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and Annual Report on Form 10-K are available at https://materials.proxyvote.com/692830

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20333000000000000000 6 052312

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS LISTED BELOW, "FOR" PROPOSAL NO. 2 AND "FOR" PROPOSAL NO. 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of three directors, as set forth below, for a term of three years (expiring in 2015) and until their successors are duly elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Howard Brod Brownstein
- ○ Jeffrey D. Franklin
- ○ Richard P. Randall

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Ratifying the appointment of J.H. Cohn LLP as P&F Industries, Inc.'s independent registered accounting firm for 2012.	☐	☐	☐
3. Approving the P&F Industries, Inc. 2012 Stock Incentive Plan.	☐	☐	☐

IMPORTANT - PLEASE VOTE, SIGN AND RETURN THE PROXY AS SOON AS POSSIBLE SO THAT IT WILL ARRIVE BEFORE THE ANNUAL MEETING ON MAY 23, 2012.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.